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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

GTx, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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175 Toyota Plaza
7th Floor
Memphis, Tennessee 38103
(901) 523-9700

March 31, 2017

Dear Stockholder:

            I would like to extend a personal invitation for you to join us at our Annual Meeting of Stockholders to be held on Thursday, May 11, 2017, at 3:00 p.m. Central Daylight Time at the Toyota Center, 175 Toyota Plaza, Memphis, Tennessee 38103.

            At this year's meeting, you will be asked to approve the election of the three nominees for director named in the accompanying proxy statement and to ratify the appointment of Ernst & Young LLP as GTx's independent registered public accounting firm for 2017. You will also be asked to approve, on an advisory basis, the compensation of GTx's named executive officers (as defined in the accompanying proxy statement) as well as to vote, on an advisory basis, for your preference as to the frequency of an advisory vote on the compensation of GTx's named executive officers.

            I urge you to vote, as the Board of Directors has recommended, for each of our director nominees and for the ratification of the appointment of Ernst & Young LLP as GTx's independent registered public accounting firm for 2017. I also urge you to cast your advisory votes, as the Board of Directors has recommended, for the compensation of GTx's named executive officers and for an advisory vote every three years on the compensation of GTx's named executive officers.

            Attached you will find a notice of meeting (which includes a notice of Internet availability of our proxy materials) and proxy statement that contains further information about these items as well as specific details of the meeting.

            Your vote is important.    Whether or not you expect to attend the meeting, I encourage you to vote. Please sign and return your proxy card, or use the telephone or Internet voting prior to the meeting. This will assure that your shares will be represented and voted at the meeting, even if you cannot attend.

Sincerely,

Marc S. Hanover Chief Executive Officer

175 Toyota Plaza, 7th Floor
Memphis, Tennessee 38103
(901) 523-9700

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are invited to attend the 2017 GTx, Inc. Annual Meeting of Stockholders:

WHEN	3:00 p.m. (Central Daylight Time) on Thursday, May 11, 2017.
WHERE	The Toyota Center, 175 Toyota Plaza, Memphis, Tennessee 38103.
ITEMS OF BUSINESS	1.	To elect the three nominees for Class I director named in the accompanying proxy statement to serve until the 2020 Annual Meeting of Stockholders and until their successors have been duly elected and qualified (Proposal No. 1);
	2.	To ratify the appointment of Ernst & Young LLP as GTx's independent registered public accounting firm for the fiscal year ending December 31, 2017 (Proposal No. 2);
	3.	To approve, on an advisory basis, the compensation of GTx's named executive officers as disclosed in the accompanying proxy statement (Proposal No. 3);
	4.	To vote, on an advisory basis, for the preferred frequency of an advisory vote on the compensation of GTx's named executive officers (Proposal No. 4); and
	5.	To conduct such other business as may properly come before the meeting or any adjournment or postponement thereof.
RECORD DATE	You are entitled to vote if you are a stockholder of record at the close of business on March 13, 2017.
VOTING BY PROXY	The Board of Directors is soliciting your proxy to assure that a quorum is present and that your shares are represented and voted at the meeting. Please see the attached proxy statement and enclosed proxy card for information on submitting your proxy over the Internet, by telephone, or by mailing back the traditional proxy card (no extra postage is needed for the enclosed envelope if mailed in the U.S.). If you later decide to vote at the meeting, information on revoking your proxy prior to the meeting is also provided. You may receive more than one set of proxy materials and proxy cards. Please promptly complete, sign and return each proxy card you receive in order to ensure that all of your shares are represented and voted. Please note that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.
ATTENDANCE AT MEETING	If you plan to attend, please be sure to mark the box provided on the proxy card or indicate your attendance when prompted during your Internet or telephone submission.
RECOMMENDATIONS	The Board of Directors recommends that you vote "FOR" each of our nominees for Class I director, "FOR" the approval of Proposal Nos. 2 and 3, and every "3 YRS" as the preferred frequency with which GTx is to hold an advisory vote on the compensation of our named executive officers.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 11, 2017, at the Toyota Center, 175 Toyota Plaza, Memphis, Tennessee 38103

The proxy statement and annual report to stockholders are available at
www.edocumentview.com/GTXI

Your vote is important.    Whether or not you expect to attend the meeting, please submit your proxy promptly in order to assure that a quorum is present. Thank you for your attention to this important matter.

By Order of the Board of Directors,

Henry P. Doggrell Vice President, Chief Legal Officer and Secretary

Memphis, Tennessee
March 31, 2017

GTx, Inc.
175 Toyota Plaza, 7th Floor
Memphis, Tennessee 38103
(901) 523-9700

PROXY STATEMENT FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

            The enclosed proxy is solicited by the Board of Directors of GTx, Inc. for use at the 2017 Annual Meeting of Stockholders. Your vote is very important. For this reason, the Board of Directors is requesting that you allow your shares to be represented at the 2017 Annual Meeting of Stockholders by the proxies named on the enclosed proxy card. In connection with the solicitation of proxies by the Board of Directors, we are mailing this proxy statement, the enclosed proxy card, and our 2016 Annual Report to all stockholders entitled to vote at the Annual Meeting beginning on or about April 10, 2017.

            In this proxy statement, terms such as "we," "us" and "our" refer to GTx, Inc., which may also be referred to from time to time as "GTx."

SPECIAL NOTE REGARDING REVERSE STOCK SPLIT

            As previously announced, we effected a one-for-ten reverse stock split of our outstanding common stock on December 5, 2016, or the Reverse Stock Split. The primary purpose of the Reverse Stock Split was to enable GTx to regain compliance with the $1.00 minimum bid price requirement for continued listing on The NASDAQ Capital Market, which compliance was regained on December 20, 2016. At the effective time of the Reverse Stock Split, every ten shares of our issued and outstanding common stock was automatically combined and reclassified into one issued and outstanding share of common stock. No fractional shares of our common stock were issued in the Reverse Stock Split, but in lieu thereof, each holder of our common stock who would otherwise have been entitled to a fraction of a share of our common stock in the Reverse Stock Split received a cash payment. In addition, as a result of the Reverse Stock Split, proportionate adjustments were made to the per share exercise price and/or the number of shares issuable upon the exercise or vesting of all stock options, restricted stock units and warrants issued by GTx and outstanding immediately prior to the effective time of the Reverse Stock Split, which resulted in a proportionate decrease in the number of shares of our common stock reserved for issuance upon exercise or vesting of such stock options, restricted stock units and warrants, and, in the case of stock options and warrants, a proportionate increase in the exercise price of all such stock options and warrants. In addition, the number of shares reserved for issuance under our equity compensation plans immediately prior to the effective time of the Reverse Stock Split was reduced proportionately.

            Unless otherwise noted, all share and per share information included in this proxy statement has been retroactively adjusted to give effect to the Reverse Stock Split.

INFORMATION ABOUT THE MEETING

When is the Annual Meeting?

            The Annual Meeting will be held at 3:00 p.m., Central Daylight Time, on Thursday, May 11, 2017.

Where will the Annual Meeting be held?

            The Annual Meeting will be held at the Toyota Center, 175 Toyota Plaza, Memphis, Tennessee 38103. For directions to attend the Annual Meeting, please contact Investor Relations. The contact information for Investor Relations is described under "Who should I contact if I have any questions?" below. Information on how to vote in person at the Annual Meeting is discussed below.

What items will be voted on at the Annual Meeting?

            There are four matters scheduled for a vote:

  •
  To elect the three nominees for Class I director named herein to serve until the 2020 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

  •
  To ratify the appointment of Ernst & Young LLP as GTx's independent registered public accounting firm for the fiscal year ending December 31, 2017;

  •
  To approve, on an advisory basis, the compensation of GTx's named executive officers as disclosed in the accompanying proxy statement (Proposal No. 3); and

  •
  To vote, on an advisory basis, for the preferred frequency of an advisory vote on the compensation of GTx's named executive officers (Proposal No. 4).

            As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.

What are the Board of Directors' recommendations?

            Our Board of Directors recommends that you vote:

  •
  "FOR" the election of each of the nominees named herein to serve on the Board of Directors;

  •
  "FOR" the ratification of the appointment of Ernst & Young LLP as GTx's independent registered public accounting firm for the fiscal year ending December 31, 2017;

  •
  "FOR" the approval, on an advisory basis, of the compensation of our named executive officers; and

  •
  Every "3 YRS" as the preferred frequency with which GTx is to hold an advisory vote on the compensation of our named executive officers.

Will GTx's directors be in attendance at the Annual Meeting?

            GTx encourages, but does not require, its directors to attend annual meetings of stockholders. However, GTx currently anticipates that all of its directors will attend the Annual Meeting. All of GTx's then-current directors attended the 2016 Annual Meeting of Stockholders.

 INFORMATION ABOUT VOTING

Who is entitled to vote at the Annual Meeting?

            Only stockholders of record at the close of business on the record date, March 13, 2017, are entitled to receive notice of the Annual Meeting and to vote the shares for which they are stockholders of record on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. As of the close of business on March 13, 2017, GTx had 16,041,923 shares of common stock outstanding.

            Stockholders of Record: Shares Registered in Your Name.    If on March 13, 2017, your shares were registered directly in your name with GTx's transfer agent, Computershare Investor Services, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card, or vote by proxy over the telephone or on the Internet as instructed below, to ensure your vote is counted.

            Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on March 13, 2017, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I vote?

            You may either vote "FOR" each nominee to the Board of Directors or you may withhold your vote for any nominee that you specify. With respect to Proposal Nos. 2 and 3, you may vote "FOR" or "AGAINST", or abstain from voting. With respect to Proposal No. 4, you may vote every "3 YRS," "2 YRS" or "1 YR", or abstain from voting. The procedures for voting are fairly simple:

            Stockholder of Record: Shares Registered in Your Name.    If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy on the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already previously voted by proxy, in which event your proxy vote will be disregarded.

  •
  To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

  •
  To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

  •
  To submit a proxy over the telephone, dial toll-free 1-800-652-VOTE (8683) within the United States, U.S. territories and Canada using a touch-tone phone and follow the instructions provided by the recorded message. Your vote must be received by 1:00 a.m. Central Daylight Time on May 10, 2017 to be counted.

  •
  To submit a proxy on the Internet, go to www.envisionreports.com/GTXI to complete an electronic proxy card and follow the steps outlined on the secured website. Your vote must be received by 1:00 a.m. Central Daylight Time on May 10, 2017 to be counted.

            Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from GTx. Simply complete and mail the proxy card to ensure that your vote is counted.

            Alternatively, you may vote by proxy over the telephone or on the Internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other nominee. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

            On each matter to be voted upon, you have one vote for each share of common stock you own as of March 13, 2017.

What if I return a proxy card but do not make specific choices?

            Stockholder of Record: Shares Registered in Your Name.    If you are a stockholder of record and you do not specify your vote on each proposal individually when submitting a proxy via the internet or by telephone, or if you sign and return a proxy card without giving specific voting instructions, then your shares will be voted as follows:

  •
  "FOR" the election of each of the nominees named herein to serve on the Board of Directors;

  •
  "FOR" the ratification of the appointment of Ernst & Young LLP as GTx's independent registered public accounting firm for the fiscal year ending December 31, 2017;

  •
  "FOR" the approval, on an advisory basis, of the compensation of our named executive officers; and

  •
  Every "3 YRS" as the preferred frequency with which GTx is to hold an advisory vote on the compensation of our named executive officers.

            If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as recommended by the Board of Directors or, if no recommendation is given, will vote your shares using his or her best judgment.

            Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter.

Can I change my vote after submitting my proxy card?

            Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

  •
  You may submit another properly completed proxy bearing a later date;

  •
  You may send a written notice that you are revoking your proxy to GTx, Inc. at 175 Toyota Plaza, 7th Floor, Memphis, Tennessee 38103, Attention: Henry P. Doggrell, Corporate Secretary; or

  •
  You may attend the Annual Meeting and notify the election officials at the Annual Meeting that you wish to revoke your proxy and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

            If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

            Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count "FOR," "WITHHOLD" and broker non-votes with respect to the election of directors, and, with respect to Proposal Nos. 2 and 3, "FOR" and "AGAINST" votes, abstentions and broker non-votes. With respect to Proposal No. 4, the inspector of election will separately count "3 YRS," "2 YRS" and "1 YR" frequency votes, as well as abstentions and broker non-votes. A broker non-vote occurs when a nominee, such as a broker or bank, holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority to vote with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. In this regard, the election of directors (Proposal No. 1), the advisory approval of the compensation of our named executive officers (Proposal No. 3) and the advisory vote on the preferred frequency of future stockholder advisory votes on the compensation of our named executive officers (Proposal No. 4) are matters considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore GTx expects broker non-votes on Proposal Nos. 1, 3 and 4. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on all of the proposals.

            Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted towards the tabulation of shares present in person or represented by proxy and entitled to vote and will have the same effect as "AGAINST" votes on Proposal Nos. 2 and 3. If you abstain from voting on Proposal No. 4, the abstention will not have an effect on the outcome of the vote. Although broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum, broker non-votes will not be counted for purposes of determining the number of shares present in person or represented by proxy and entitled to vote with respect to a particular proposal. Thus, a broker non-vote will not affect the outcome of the vote on Proposal Nos. 1, 2, 3 or 4.

What is the vote required for each proposal?

  •
  For the election of the Class I directors, the three nominees receiving the most "FOR" votes (among votes properly cast in person or by proxy) will be elected.

  •
  To be approved, Proposal No. 2, the ratification of the appointment of Ernst & Young LLP as GTx's independent registered public accounting firm for the fiscal year ending December 31, 2017, must receive a "FOR" vote from at least a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote.

  •
  To be approved, Proposal No. 3, the approval, on an advisory basis, of the compensation of our named executive officers, must receive a "FOR" vote from at least a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote.

  •
  To be the frequency of an advisory vote on the compensation of our named executive officers preferred by our stockholders, the frequency receiving the highest number of votes (among votes properly cast in person or by proxy) will be considered the frequency preferred by our stockholders (Proposal No. 4).

How many shares must be present to constitute a quorum for the Annual Meeting?

            A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. On March 13, 2017, the record date, there were 16,041,923 shares outstanding and entitled to vote. Thus, at least 8,080,962 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

            Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum. If there is no quorum, either the Chairman of the meeting or a majority of the votes present in person or represented by proxy at the Annual Meeting may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

            Preliminary voting results will be announced at the Annual Meeting. Final results are expected to be published in a current report on Form 8-K filed by GTx with the Securities and Exchange Commission on or before the fourth business day following the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days following the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

ADDITIONAL MEETING-RELATED INFORMATION

How and when may I submit a stockholder proposal for GTx's 2018 Annual Meeting?

            Our annual meeting of stockholders generally is held in April or May of each year. We will consider for inclusion in our proxy materials for the 2018 Annual Meeting of Stockholders, stockholder proposals that are received at our executive offices no later than December 11, 2017 and that comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. However, if our 2018 Annual Meeting of Stockholders is not held between April 11, 2018 and June 10, 2018, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials. Proposals must be sent to our Corporate Secretary at GTx, Inc., 175 Toyota Plaza, 7th Floor, Memphis, Tennessee 38103.

            Pursuant to GTx's bylaws, stockholders wishing to submit proposals or director nominations that are not to be included in our proxy materials must have given timely notice thereof in writing to our Corporate Secretary. To be timely for the 2018 Annual Meeting of Stockholders, you must notify our Corporate Secretary, in writing, not later than the close of business on December 11, 2017, nor earlier than the close of business on November 11, 2017. We also advise you to review GTx's bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations, including the different notice submission date requirements in the event that we do not hold our 2018 Annual Meeting of Stockholders between April 11, 2018 and June 10, 2018. A stockholder's notice to our Corporate Secretary must set forth the information required by GTx's bylaws with respect to each matter the stockholder proposes to bring before the annual meeting. The Chairman of the 2018 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by the Board of Directors for the 2018 Annual Meeting of Stockholders will confer discretionary voting authority with respect to (i) any proposal presented by a stockholder at that meeting for which GTx has not been provided with timely notice and (ii) any proposal made in accordance with GTx's bylaws, if the proxy statement for the 2018 Annual Meeting of Stockholders briefly describes the matter and how management proxy holders intend to vote on it, if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Securities Exchange Act of 1934, as amended.

How can I obtain a copy of GTx's Form 10-K?

            We will mail to you without charge, upon written request, a copy of our Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2016, as well as a copy of any exhibit specifically requested. Requests should be sent to: Corporate Secretary, GTx, Inc., 175 Toyota Plaza, 7th Floor, Memphis, Tennessee 38103. A copy of our Annual Report on Form 10-K has also been filed with the SEC and may be accessed from the SEC's homepage (www.sec.gov).

            In addition, a copy of our 2016 Annual Report to Stockholders is being mailed along with this proxy statement and is also available at www.edocumentview.com/GTXI. Our 2016 Annual Report to Stockholders is not incorporated into this proxy statement and shall not be considered proxy solicitation material.

What proxy materials are available on the Internet?

            This proxy statement and our 2016 Annual Report to Stockholders are available at www.edocumentview.com/GTXI.

Who is paying for this proxy solicitation?

            We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

How many copies should I receive if I share an address with another stockholder?

            The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies.

            This year, a number of brokers with account holders who are GTx stockholders will be householding our proxy materials by delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report in the future you may notify your broker or GTx. You can notify us by sending a written request to GTx, Inc., c/o Henry P. Doggrell, Corporate Secretary, 175 Toyota Plaza, 7th Floor, Memphis, Tennessee 38103, or by calling (901) 523-9700. Stockholders who currently receive multiple copies of the proxy statement and annual report at their address and would like to request "householding" of their communications should contact their broker. In addition, GTx will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Who should I contact if I have any questions?

            If you have any questions about the Annual Meeting, our proxy materials or your ownership of our common stock, please contact Henry P. Doggrell, Corporate Secretary, 175 Toyota Plaza, 7th Floor, Memphis, Tennessee 38103, Telephone 901-523-9700, by Fax: 901-844-8075 or by e-mail at investor.relations@gtxinc.com.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

            GTx's Board of Directors is divided into three classes. GTx's charter documents provide that each class must consist, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board. A director elected by the Board to fill a vacancy in a class shall serve for the remainder of the full term of that class and until the director's successor is elected and qualified. This includes vacancies created by an increase in the authorized number of directors.

            The Board of Directors presently has seven members. There are currently three directors in Class I, the class whose term of office expires at the Annual Meeting: Marc S. Hanover, Garry A. Neil and Kenneth S. Robinson. The Nominating and Corporate Governance Committee reviewed the qualifications and performance of each of these directors, and recommended each of them for re-election to our Board of Directors, which then nominated these directors for re-election. Each of Mr. Hanover and Dr. Robinson was previously elected to our Board of Directors by our stockholders. The Board of Directors elected Dr. Neil to our Board of Directors in August 2016 upon recommendation by our Nominating and Corporate Governance Committee, based on its review of his experience and qualifications. Dr. Neil was initially identified to our Nominating and Corporate Governance Committee by Dr. Rob Wills, our Executive Chairman of the Board. If elected at the Annual Meeting, each of Mr. Hanover, Dr. Neil and Dr. Robinson will serve until the 2020 Annual Meeting of Stockholders and until his successor is elected and qualified, or until his earlier death, resignation or removal.

            Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of each of Mr. Hanover, Dr. Neil and Dr. Robinson. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead will be voted for the election of such substitute nominee as the Nominating and Corporate Governance Committee may propose. Each of Mr. Hanover, Dr. Neil and Dr. Robinson has agreed to serve if elected and has consented to being named as a nominee in this proxy statement.

            The following includes a brief biography of each of the nominees standing for election to the Board of Directors at the Annual Meeting, with each biography including information regarding the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that the applicable nominee should serve as a member of our Board of Directors.

Class I Director Nominees for Election for a Three-Year Term Expiring at the 2020 Annual Meeting

Marc S. Hanover

            Mr. Hanover, age 54, a co-founder of GTx, served as our President and Chief Operating Officer from our inception in September 1997 until his appointment as our permanent Chief Executive Officer in February 2015, and served as our acting Principal Financial Officer from December 31, 2013 until his appointment as our interim Chief Executive Officer on April 3, 2014. He also previously served as a member of our Board of Directors from September 1997 to August 2011. Prior to joining GTx, Mr. Hanover was a founder of Equity Partners International, Inc., a private equity firm in Memphis, Tennessee, and participated as a founder and investor in three healthcare companies. From 1985 to 1997, Mr. Hanover was a Senior Vice President and a member of the Executive Management

Committee of National Bank of Commerce in Memphis, Tennessee. Mr. Hanover holds a B.S. in Biology from the University of Memphis and an MBA in Finance from the University of Memphis. Mr. Hanover serves as our Chief Executive Officer and he is responsible for overseeing all aspects of our business, including product development and business strategies. Accordingly, the Nominating and Corporate Governance Committee and our Board of Directors has determined that Mr. Hanover should serve as a member of our Board of Directors since he is best able to impart to our Board of Directors the business and financial acumen essential for a complete understanding by our Board of Directors of GTx's operations, strategies and developmental plans.

Garry A. Neil, M.D.

            Dr. Neil, age 63, has served as a director since August 2016 and currently serves as a member of the Nominating and Corporate Governance Committee and the Board's Scientific and Development Committee. Dr. Neil joined Aevi Genomic Medicine (formerly Medgenics, Inc.) as Chief Scientific Officer in September 2013. Prior to joining Aevi Genomic Medicine, Dr. Neil held a number of senior positions in the pharmaceutical industry, academia and venture capital. These include Corporate Vice President of Science & Technology at Johnson & Johnson and Group President at Johnson & Johnson Pharmaceutical Research and Development from 2002 to 2012, as well as Vice President of Research and Development at Merck KGaA/EMD Pharmaceuticals and Vice President of Clinical Research at Astra Zeneca and Astra Merck prior to his joining Johnson & Johnson. Under his leadership a number of important new medicines for the treatment of cancer, anemia, infections, central nervous system and psychiatric disorders, pain, and genitourinary and gastrointestinal diseases gained initial or expanded approvals. Dr. Neil holds a B.S. from the University of Saskatchewan and an M.D. from the University of Saskatchewan College of Medicine. He completed postdoctoral clinical training in internal medicine and gastroenterology at the University of Toronto. Dr. Neil also completed a postdoctoral research fellowship at the Research Institute of Scripps Clinic. He is the Founding Chairman of the Pharmaceutical Industry R&D Consortium, TransCelerate Biopharmaceuticals Inc., and remains on the Board. He also serves on the Boards of Reagan Udall Foundation and Arena Pharmaceuticals. He is a past member of the Board of Foundation for the National Institutes of Health (FNIH), and the Science Management Review Board of the NIH. He is past Chairman of the Pharmaceutical Research and Manufacturers Association (PhRMA) Science and Regulatory Executive Committee and the PhRMA Foundation Board. With the death of Dr. Barry Furr, who served on GTx's Board of Directors and as Chair of its Scientific and Development Committee, the Board's Nominating and Corporate Governance Committee was particularly pleased to find someone of Dr. Neil's experience and background in drug development and regulatory interactions to help the Board oversee our ongoing drug development programs.

Kenneth S. Robinson, M.D., M.Div.

            Dr. Robinson, age 62, has served as a director since May 2008 and currently serves as Chair of the Nominating and Corporate Governance Committee and as a member of the Audit Committee. From 2003 through 2007, Dr. Robinson served in the cabinet of Tennessee Governor Phil Bredesen as Commissioner of Health, and in April 2009, Dr. Robinson accepted an appointment to provide executive-level public health leadership and consultation as the Health Officer of Shelby County, Tennessee, the county in which GTx is located. In February 2011, Dr. Robinson was appointed as Public Health Policy Advisor for Shelby County, Tennessee. From 1982 through 1991, Dr. Robinson taught and practiced internal medicine at Vanderbilt University School of Medicine, and from 1991 through 2003, he was an Assistant Dean at the University of Tennessee College of Medicine. Since 2015, he has served as President and CEO of United Way of the Mid-South. Dr. Robinson holds a B.A., cum laude, from Harvard University, a M.D. from Harvard Medical School, and a Master of Divinity from Vanderbilt Divinity School. As a Harvard-trained physician who has experience in overseeing the complexities of federal and state agencies' provision of healthcare to elderly and indigent patients, Dr. Robinson brings to the Board expertise in governance, governmental reimbursement related issues, population health data and priorities, and the role of government in the development and delivery of healthcare services. Dr. Robinson, an African-American, adds an element of racial balance to the Board and also provides a voice for GTx with state and local officials.

The Board of Directors unanimously recommends a vote in favor of each of our nominees for Class I Director.

ADDITIONAL INFORMATION ABOUT THE BOARD OF DIRECTORS
AND CERTAIN CORPORATE GOVERNANCE MATTERS

Continuing Directors

            In addition to the three Class I director nominees, GTx has four other persons serving as directors and who will continue in office after the Annual Meeting with terms expiring in 2018 and 2019. In this regard, there are currently two directors serving in Class II whose term expires at the 2018 annual meeting of stockholders, and two directors in Class III whose term of office expires at the 2019 annual meeting of stockholders. The following includes a brief biography of each director composing the remainder of the Board with terms expiring as shown, with each biography including information regarding the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the applicable director should serve as a member of our Board of Directors.

Class II Directors Continuing in Office Until the 2018 Annual Meeting

J. Kenneth Glass

            Mr. Glass, age 70, has served as a director since March 2004, and currently serves as the Chair of the Audit Committee and also currently serves on the Compensation Committee. Mr. Glass retired as Chairman of the Board, President and Chief Executive Officer of First Horizon National Corporation (NYSE: FHN), or First Horizon, as of January 29, 2007. Mr. Glass was named President and Chief Executive Officer of First Horizon in July 2002, and he also became First Horizon's Chairman of the Board in January 2004. From 2003 through 2007, Mr. Glass served as a director of FedEx Corporation (NYSE: FDX). From July 2001 through July 2002, Mr. Glass was President and Chief Operating Officer of First Horizon. From 1993 to 2001, Mr. Glass was Business Unit President of First Tennessee Bank. Mr. Glass received his B.A. in Accounting from Harding University and graduated from Harvard Business School's Advanced Management Program. As Chairman and Chief Executive Officer of one of the largest banks in Tennessee, Mr. Glass was recruited to the GTx Board to provide financial and business leadership expertise to the Board. With his background in accounting and as a Chief Executive Officer, Mr. Glass serves in the role of a financial expert for our Audit Committee, and his years of experience leading a publicly-owned bank holding company has provided him with the organizational skills, risk management expertise and leadership he currently brings to the Board and the Audit Committee.

Robert J. Wills, Ph.D.

            Dr. Wills, age 63, joined GTx as Executive Chairman of the Board of Directors and as the Chairman of the Board's Scientific and Development Committee on March 2, 2015. Prior to joining GTx, Dr. Wills served as Vice President, Alliance Manager for J&J and was responsible for managing strategic alliances for J&J's Pharmaceutical Group worldwide since 2002. Prior to this, Dr. Wills spent 22 years in pharmaceutical drug development, 12 of which were at J&J and 10 of which were at Hoffmann-La Roche Inc. Before assuming his alliance management role at J&J, Dr. Wills served as

Senior Vice President Global Development at J&J where he was responsible for its late stage development pipeline and was a member of several internal commercial and research and development operating boards. Since 2015, Dr. Wills has served as the chairman of the board of Cymabay Therapeutics Inc. (NASDAQ: CBAY). Dr. Wills holds a B.S. in Biochemistry and a M.S. in Pharmaceutics from the University of Wisconsin and a Ph.D. in Pharmaceutics from the University of Texas. The Board of Directors has determined that Dr. Wills should serve as a member of our Board of Directors because he brings to our Board of Directors and GTx's management team in excess of 35 years of pharmaceutical industry experience and leadership, including extensive experience in clinical research and development and initiating and managing strategic partnerships and alliances.

Class III Directors Continuing in Office Until the 2019 Annual Meeting

Michael G. Carter, M.D., Ch.B., F.R.C.P.

            Dr. Carter, age 79, was appointed as a director in May 2006 and currently serves as Chair of the Compensation Committee and as a member of both the Audit Committee and the Scientific and Development Committee. Dr. Carter was a non-executive director of Santarus, Inc. from 2004 to 2013, served as a non-executive director of Micromet AG from 2001 to 2005 and of MICROMET, Inc. from 2006 to March 2012, and served as a non-executive director of Fulcrum Pharma, PLC from 2005 to 2010. Dr. Carter was a member of the Advisory Board of Paul Capital Royalty Fund from 2005 to 2008, and has been a venture partner with SV Life Sciences Advisors, LLP since 1998. He has served as a member of the strategic advisory board of Healthcare Royalty Partners (HCRP) since September 2009 and a member of the HCRP Investment Committee since 2015. Dr. Carter was the non-executive chairman of Metris Therapeutics, Ltd., a biotechnology firm specializing in women's healthcare from 1999 to 2008. He was also a non-executive director of ONCOETHIX from June 2013 until its sale to Merck & Co., in December 2014, and is currently a non-executive director of Artios Pharma Limited, a company focused on using its DNA Damage Response technology to address various cancer indications. Dr. Carter served on the Pharmaceutical Board of I.C.I Zeneca Pharmaceuticals, a predecessor company of AstraZeneca, and held various positions with I.C.I Zeneca from 1984 to 1998, including International Medical Director and International Marketing Director. From 1985 to 1995, Dr. Carter served as a member of the U.K. Government's Medicines Commission. Dr. Carter is an Elected Fellow of the Royal Pharmaceutical Society, Faculty of Pharmaceutical Medicine, and of the Royal College of Physicians of Edinburgh. Dr. Carter holds a degree in pharmacy from London University (U.K.) and a medical degree from Sheffield University Medical School (U.K.). Dr. Carter brings to the GTx Board specific expertise in the development and commercialization of pharmaceutical products by both large pharmaceutical companies and small specialty biotech companies.

J. R. Hyde, III

            Mr. Hyde, age 74, has served as a director since November 2000, and currently serves as a member of the Compensation Committee and the Nominating and Corporate Governance Committee. From November 2000 to March 2015, Mr. Hyde served as non-executive Chairman of our Board of Directors. In connection with Dr. Wills' assumption of duties as our Executive Chairman in March 2015, Mr. Hyde was appointed as our Lead Director. Since 1989, Mr. Hyde has been the sole stockholder and President of Pittco Holdings, Inc., a private institutional investment company. Since 1996, when Mr. Hyde made a substantial contribution to support the research of our prior CEO, Mr. Hyde has been instrumental in forming and financing GTx and is our largest stockholder. Mr. Hyde was the Chairman of the Board of Directors of AutoZone, Inc. (NYSE: AZO) from 1986 to 1997 and the Chief Executive Officer of AutoZone from 1986 to 1996. From March 2005 to June 2007, Mr. Hyde served as the non-executive chairman of the Board of Directors of AutoZone, Inc., and continues to serve as a member of the Board. He was also Chairman and Chief Executive Officer of Malone & Hyde, Inc., AutoZone's former parent company, from 1972 until 1988. Mr. Hyde also served as a director of FedEx Corporation (NYSE: FDX) from 1977 to 2011. As our largest stockholder and with a long history of serving as both Chairman and Chief Executive Officer of a large publicly-traded company and a member of the board of directors of other public companies, Mr. Hyde has continued to serve as a principal architect of our public company governance structure, and continues to be a primary advisor to senior management on all matters of strategic importance. The Board believes that Mr. Hyde's leadership role and public company experience, as well as his significant ownership interest in the company, qualifies him as the best candidate to serve as the Lead Director of our Board of Directors.

Director Independence

            As required under the NASDAQ listing standards, a majority of the members of a listed company's Board of Directors must qualify as "independent," as affirmatively determined by the Board of Directors. Consistent with the requirements of the SEC and NASDAQ, our Board of Directors reviews all relevant transactions or relationships between each director, and GTx, its senior management and its independent registered public accounting firm. During this review, the Board considers whether there are any transactions or relationships between directors or any member of their immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner or significant equity holder) and members of GTx's senior management or their affiliates. The Board consults with GTx's corporate counsel to ensure that the Board's determinations are consistent with all relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent NASDAQ listing standards, as in effect from time to time.

            As a result of this review, the Board affirmatively determined that the following five of our seven directors are independent members of the Board of Directors within the meaning of the applicable NASDAQ listing standards: Dr. Carter, Mr. Hyde (Lead Director), Mr. Glass, Dr. Neil (Nominee) and Dr. Robinson (Nominee). As a result of Mr. Hyde's significant stock ownership in GTx, Mr. Hyde is not considered "independent" under applicable NASDAQ and SEC standards pertaining to membership of the Audit Committee (Mr. Hyde is not a member of the Audit Committee). Neither Mr. Hanover nor Dr. Wills is "independent" within the meaning of the NASDAQ listing standards since each of Mr. Hanover and Dr. Wills serve as an executive officer of GTx. In determining that Mr. Hyde was independent, the Board considered Mr. Hyde's significant ownership interest in GTx as well as his significant investments in our securities offerings in 2014 and 2016.

            The Compensation Committee and the Nominating and Corporate Governance Committee of the Board are comprised entirely of directors who are independent within the meaning of the NASDAQ listing standards, and the members of the Audit Committee are independent under applicable NASDAQ listing standards and SEC rules. In addition, the Board of Directors has determined that Mr. Glass, the Chair of the Audit Committee, qualifies as an "audit committee financial expert" within the meaning of the SEC rules. In determining whether Dr. Carter, Mr. Hyde and Mr. Glass are independent within the meaning of the NASDAQ listing standards pertaining to membership of the Compensation Committee, the Board determined that, based on its consideration of factors specifically relevant to determining whether any such director has a relationship to GTx that is material to that director's ability to be independent from management in connection with the duties of a compensation committee member, no member of the Compensation Committee has a relationship that would impair that member's ability to make independent judgments about GTx's executive compensation. In particular, the Board considered, among other things, the source of each member's compensation, including compensation paid to such member by GTx, and also considered Mr. Hyde's significant stock ownership in and status as an affiliate of GTx and determined that such compensation and affiliation, as applicable, would not impair the applicable member's ability to make independent judgments about GTx's executive compensation. In the case of Mr. Hyde, the Board determined that, as a significant stockholder, his interests are aligned with other stockholders in seeking an appropriate executive compensation program for GTx.

Board Leadership Structure and Risk Oversight

            Since we became a public company in February 2004, we historically operated with a non-executive Chairman of the Board, Mr. Hyde, who led the Board, and a Chief Executive Officer with responsibility for running GTx who is also a member of the Board. In early 2015, we elected a new Board member, Dr. Wills, who serves as our Executive Chairman. Dr. Wills was appointed as our Executive Chairman to provide complimentary leadership to our management team by someone who has spent his career in pharmaceutical clinical development and business strategies. Mr. Hyde, who served as our non-executive Chairman until this change, has assumed the role of Lead Director and interacts routinely with both our Executive Chairman and our Chief Executive Officer. In his role as Executive Chairman, Dr. Wills is responsible for, among other things:

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  providing leadership to the Board complimentary to the Lead Director;

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  setting the Board meeting agendas in consultation with our Chief Executive Officer and Lead Director;

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  presiding at Board meetings and stockholder meetings; and

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  facilitating the flow of information between management and the directors on a regular basis.

            In his role as Lead Director, Mr. Hyde is responsible for, among other things:

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  providing leadership to the Board complementary to the Executive Chairman;

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  providing the Executive Chairman and the Chief Executive Officer with input as to the preparation of Board meeting agendas;

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  presiding at Board meetings if the Executive Chairman is not in attendance;

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  consulting with the Executive Chairman and the Chief Executive Officer from time to time as to the quality, quantity and timeliness of the flow of information from management that is necessary for the independent directors to effectively and responsibly perform their duties;

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  coordinating and developing the agenda for, and chairing, executive sessions of the Board's independent directors; and

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  acting as principal liaison between the independent directors and the Executive Chairman and the Chief Executive Officer.

            We believe that our Executive Chairman allows Mr. Hanover to focus on the challenges that GTx faces in the current business environment while receiving complimentary leadership from a seasoned pharmaceutical executive. While our Guidelines on Governance Issues (a copy of which can be found on our corporate website at www.gtxinc.com under "Investors" at "Corporate Governance") do not require that we separate the duties of Chairman of the Board from those of the Chief Executive Officer, we believe that by combining Dr. Wills' strategic focus with the day-to-day operational skills provided by our Chief Executive Officer will ensure a mature, thoughtful and complete review of matters of importance to GTx. We also believe that having a Lead Director, Mr. Hyde, separate from our Chief Executive Officer and Executive Chairman, reinforces the independence of the Board of Directors in its oversight of the business and affairs of the company. In addition, we believe that having a Lead Director, who is independent of management, creates an environment that is more conducive to objective evaluation and oversight of management's performance, increasing management accountability and improving the ability of the Board of Directors to monitor whether management's actions are in the best interests of GTx and its stockholders. In this regard, having the opportunity for the independent directors to meet in executive session under the direction of the Lead Director gives our Board ample opportunity to openly question and discuss matters pertaining to management, including the appropriateness of their direction and actions. Pursuant to our bylaws and our Guidelines on Governance Issues, our Board determines the best Board leadership structure for our company from time to time. As part of our annual Board self-evaluation process, the Board evaluates our leadership structure in an effort to ensure that it provides the optimal structure for our company and for our stockholders.

            Our Board currently has five independent members within the meaning of the applicable NASDAQ listing standards and two non-independent members—Mr. Hanover, our Chief Executive Officer, and Dr. Wills, our Executive Chairman. A number of our independent Board members have served as members of senior management of other public companies and are serving or have served as directors of other public companies. Our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are each comprised solely of independent directors within the meaning of the applicable NASDAQ listing standards, each with a different independent director serving as the Chair of the committee. We also have a fourth Board committee, the Scientific and Development Committee, established in 2012, which is comprised of Dr. Carter and Dr. Neil, two independent directors, as well as Dr. Wills, with Dr. Wills serving as the Chair of that committee. Typically, all members of our Board attend each scheduled meeting of the Scientific and Development Committee. We believe that the number of independent, experienced directors who make up our Board, along with the independent oversight of the Board by our Lead Director, Mr. Hyde, benefits GTx and our stockholders.

            Previously, our Board delegated many risk oversight functions to its committees, and while Board committees assist the Board in its oversight function, following our substantial workforce reduction in October 2013 and more focused efforts on our development programs, the committees and the full Board decided to temporarily suspend the committees' more compartmentalized review of our operational risks. However, as questions about operational risks arise, certain Board committees may ask for more detailed information from management about how the company identifies specifics risks and mitigates them. For example, at the February 2016 meeting of the Board's Scientific and Development Committee, a presentation was made by our clinical operations personnel about how the company seeks to identify and mitigate any risk of possible data fraud in our ongoing clinical studies. Similarly, the Board's Audit Committee received an overview from our intellectual technology team outlining potential cybersecurity risks and the ways management intends to mitigate many of these risks. Additionally, our management team provides the Board with regular updates about our strategies and objectives and their assessment of operational risks inherent within them at regular meetings of the Board. Board meetings also provide a venue for our directors to discuss issues of concern with management. The Board calls special meetings when necessary to address specific issues or matters that should be addressed before the next regularly scheduled meeting. In addition, our directors have access to our management at all levels to discuss any matters of interest, including those related to risk. Those members of management most knowledgeable about the applicable issues attend Board meetings to provide additional insight into items being discussed, including exposures and mitigation strategies with respect to various risks. In addition, our Chief Legal Officer and principal financial officer report directly to our Chief Executive Officer, providing him with visibility to our risk profile. The Board of Directors believes that the work undertaken by the full Board and the Chief Executive Officer enables the Board to effectively oversee our risk management function.

Board and Committee Meetings; Attendance

            GTx encourages, but does not require its directors to attend annual meetings of stockholders. All of our then-current directors attended the 2016 Annual Meeting of Stockholders. For 2016, each director attended at least 75% of the aggregate of (a) all meetings of the Board and (b) any committees on which he served. In 2016, the Board of Directors held five meetings, and the number of meetings held by our standing Board committees, other than the Scientific and Development Committee, is set forth in the table below. In addition, our independent directors hold executive sessions after the conclusion of each regularly scheduled Board meeting. Mr. Hyde presides over each executive session of the Board.

Board Committees

            GTx's Board of Directors currently has four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Scientific and Development Committee. The charters for the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Scientific and Development Committee are available on GTx's website (www.gtxinc.com) under "Investors" at "Corporate Governance." The current membership of and information about our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are shown below. With respect to the Scientific and Development Committee, the purpose of the Scientific and Development Committee is to assist the Board by reviewing and evaluating GTx's research strategy, as well as its research, development and clinical programs.

Committee/Current Members	Committee Functions
Audit Committee Current Members Mr. Glass (Chair) Dr. Carter Dr. Robinson Number of Meetings held in 2016: 6

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Oversees financial and operational matters involving accounting, corporate finance, auditing, internal control over financial reporting, compliance, and business ethics.

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Oversees other financial audit and compliance functions as assigned by the Board.

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Reviews, on behalf of the Board, those risk management processes which may have financial implications or involve administrative operational risks, such as assessing the integrity of our data management network, and reports to the Board.

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Has the sole authority to select, evaluate, replace and oversee GTx's independent registered public accounting firm.

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Has the sole authority to approve non-audit and audit services to be performed by the independent registered public accounting firm.

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Monitors the independence and performance of the independent registered public accounting firm.

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Provides an avenue of communications among the independent registered public accounting firm, management and the Board of Directors.

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Reviews, approves and provides oversight of "related party transactions."

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Has the specific responsibilities and authority necessary to comply with the NASDAQ listing standards applicable to audit committees.

Committee/Current Members	Committee Functions
Compensation Committee Current Members: Dr. Carter (Chair) Mr. Glass Mr. Hyde Number of Meetings held in 2016: 3

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Reviews the performance of GTx officers and establishes overall executive compensation policies and programs.

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Reviews and approves compensation elements such as base salary, bonus awards, stock option grants and other forms of long-term incentives for GTx officers.

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Has the authority, in its sole discretion, to retain (or obtain the advice of) any compensation consultant, legal counsel or other adviser to assist it in the performance of its duties.

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Evaluates the independence of GTx's compensation advisers.

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Has the direct responsibility for the appointment, compensation and oversight of the work of any advisers retained or engaged by the Compensation Committee.

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Reviews Board compensation.

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Reviews and discusses with management the information contained in the Compensation Discussion and Analysis section of our annual proxy statements.

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Has the specific responsibilities and authority necessary to comply with the NASDAQ listing standards applicable to compensation committees.

Committee/Current Members	Committee Functions
Nominating and Corporate Governance Committee Current Members: Dr. Robinson (Chair) Mr. Hyde Dr. Neil Number of Meetings held in 2016: 4

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Evaluates governance standards for GTx to ensure that appropriate governance policies and procedures have been established and are being followed.

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Develops criteria to determine the qualifications and appropriate tenure of directors.

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Reviews such qualifications and makes recommendations to the Board regarding the nomination of current directors for re-election to the Board as well as new nominees to fill vacancies on the Board.

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Considers any stockholder recommendations for Board nominees, as described below.

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Recommends to the Board the chairmanship and membership of each Board committee.

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Considers applicable social and ethical issues and other matters of significance in areas related to corporate public affairs.

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Reviews succession plans for GTx officers.

Nominating and Corporate Governance Committee Matters

            The Nominating and Corporate Governance Committee expects, as minimum qualifications, that nominees to the Board (including incumbent directors) will enhance the Board's management, finance, commercial and/or scientific expertise, will not have a conflict of interest and will have a high ethical standard and, with respect to new members of the Board, a willingness to serve at least an initial three year term for the Nominating and Corporate Governance Committee to recommend them to the Board of Directors. A director nominee's knowledge and/or experience in areas such as, but not limited to, the medical, pharmaceutical, biotechnology, biopharmaceutical or life sciences industry, equity and debt capital markets and financial accounting are likely to be considered both in relation to the individual's qualification to serve on our Board of Directors and the needs of the Board as a whole. While we do not have a formal policy on Board diversity, the Nominating and Corporate Governance Committee takes into account a broad range of diversity considerations when assessing director candidates, including individual backgrounds and skill sets, professional experiences and other factors that contribute to our Board having an appropriate range of expertise, talents, experiences and viewpoints, and considers those diversity considerations, in view of the needs of the Board as a whole, when making decisions on director nominations. Other characteristics, including but not limited to, the director nominee's material relationships with GTx, time availability, service on other boards of directors and their committees, or any other characteristics which may prove relevant at any given time as determined by the Nominating and Corporate Governance Committee are reviewed for purposes of determining a director nominee's qualification.

            Candidates for director nominees are evaluated by the Nominating and Corporate Governance Committee in the context of the current composition of the Board, the operating requirements of GTx and the long-term interests of GTx's stockholders. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee must be independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then may use its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors' overall service to GTx during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors' independence. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates' qualifications and then selects a nominee for recommendation to the Board by majority vote. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

            The Nominating and Corporate Governance Committee reviewed the qualifications and performance of each of the directors currently standing for re-election at the Annual Meeting, and recommended their nomination to the full Board of Directors.

            The Board of Directors does not impose term limits or a mandatory retirement age for directors, except that our Chief Executive Officer (or any other officer of GTx, including our Executive Chairman, if he or she is a member of the Board) is required tender his or her resignation to the Board if he or she ceases to serve as an executive officer of GTx. The Nominating and Corporate Governance Committee will then consider all of the relevant facts and circumstances and recommend to the Board the action to be taken with respect to such offer of resignation. With respect to non-employee members of the Board, while it is believed that a director's knowledge and/or experience can continue to provide benefit to the Board of Directors following a director's retirement from his or her primary work affiliation, it is recognized that a director's knowledge of and involvement in ever changing business environments can weaken, and therefore his or her ability to continue to be an active contributor to the Board of Directors will be reviewed. Upon a director's change in his or her employment status, if any, he or she is required to notify the Nominating and Corporate Governance Committee of such change and, if determined by the Board of Directors upon recommendation of the Nominating and Corporate Governance Committee, to offer his or her resignation.

Compensation Committee Matters

            Scope of Authority.    The Compensation Committee acts on behalf of the Board of Directors to establish the compensation of executive officers of GTx and provides oversight of GTx's compensation philosophy. The Compensation Committee also acts as the oversight committee with respect to GTx's benefit plans, stock plans and bonus plans covering executive officers and other senior management. In overseeing those plans, the Compensation Committee has the sole authority for the day-to-day administration and interpretation of the plans. The Compensation Committee retains the authority for establishing all matters with respect to the compensation of our executive officers, although our Compensation Committee may recommend to the full Board of Directors that it take action with respect to such compensation matters. Under its charter, the Compensation Committee has the authority, in its sole discretion, to retain (or obtain the advice of) any compensation consultant, legal counsel or other adviser to assist it in the performance of its duties. The Compensation Committee also has the direct responsibility for the appointment, compensation and oversight of the work of any advisers retained or engaged by the Compensation Committee. Finally, the Compensation Committee has the sole authority to approve the reasonable fees and the other terms and conditions of the engagement of any such advisor, including authority to terminate the engagement. GTx must provide for appropriate funding, as determined by the Compensation Committee, for the payment of reasonable compensation to any such adviser retained by the Compensation Committee.

            Dr. Carter, as Chair of the Compensation Committee, is responsible for setting the agenda for meetings. Our Compensation Committee annually evaluates the performance, and determines the compensation, of the Executive Chairman of the Board, Chief Executive Officer and the other officers of GTx.

            Role of Compensation Consultants in 2016 Compensation Determinations.    Under its charter, our Compensation Committee has the authority to retain its own compensation consultant at company expense. In early 2012, the Compensation Committee retained the services of Radford, an AonHewitt Company, a third party compensation consultant recommended by one of the Compensation Committee members, for the limited purpose of reviewing the appropriate peer group to be used for compensation comparison purposes, for both Board and executive officer compensation. Based on recommendations from Radford, in February 2012, the Compensation Committee substantially revised its list of industry peers, and the Compensation Committee utilized this revised group of industry peers for purposes of evaluating whether levels of both our Board and executive officer compensation were appropriate. During 2012, the Compensation Committee also retained Radford to assess both the equity and cash compensation payment practices utilized by the Board to pay its members for their participation as Board and Board committee members, and based on the recommendation of Radford, moved to a "roles-based" compensation practice designed to recognize and reasonably pay members for their roles as members of the Board and members or chairpersons of various committees of the Board. In December 2014, the Compensation Committee again retained Radford to review and recommend revisions to the peer group we use for evaluating Board and executive officer compensation. After reviewing Radford's recommendations in February 2015, the Compensation Committee recommended that the full Board approve a revised peer group as well as specific modifications to the cash and equity compensation to be paid to the non-employee members of the Board and its committees, as described below. In each case, these non-employee director compensation decisions were based on compensation data provided by Equilar, Inc., an independent executive compensation survey database. For purposes of 2015 executive compensation determinations, however, neither Radford nor any other compensation consultant had any role in recommending for determination the levels or elements of our executive compensation program. For 2016 executive compensation determinations, the Compensation Committee did review and rely on data from Equilar regarding comparable cash and equity compensation payments made by our peers to their executive officers, but no compensation consultant had any role in recommending for determination the levels or elements of our executive compensation program.

            At its meeting in February 2015, the Compensation Committee reviewed whether the work of Radford as a compensation consultant raised any conflicts of interest, taking into consideration the following factors: (i) the provision of other services to our company by Radford; (ii) the amount of fees we paid to Radford as a percentage of the firm's total revenue; (iii) Radford's policies and procedures designed to prevent conflicts of interest; (iv) any business or personal relationship of Radford or any individual compensation advisors employed by the firm with an executive officer of our company; (v) any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and (vi) any stock of our company owned by the individual compensation advisors employed by the firm. Based on its analysis of the above factors, the Compensation Committee determined that no conflicts of interest were present as to the work of Radford or any of the individual compensation advisors employed by Radford. Consistent with applicable NASDAQ listing standards, the Compensation Committee will continue to assess the independence of any of our compensation advisers by reference to the foregoing factors.

            Roles of Executives in Establishing Executive Compensation.    Historically, our human resource, finance and legal departments worked with senior management to design and develop compensation programs for our named executive officers for recommendation to the Compensation Committee. In addition, these management groups worked together to recommend changes to existing compensation programs, to recommend financial and other performance targets to be achieved under those programs, to prepare analyses of financial data, and to prepare peer data comparisons and other briefing materials for the Compensation Committee. In his previous role as President and Chief Operating Officer, Mr. Hanover would review the results of these efforts with our then Chief Executive Officer. Following any additional review or revision of management's proposals, Mr. Hanover and our then Chief Executive Officer would present those proposals, along with any background information, to the Compensation Committee. Following our previous Chief Executive Officer's resignation and Mr. Hanover's appointment as our new Chief Executive Officer, Mr. Hanover now leads our human resource, finance and legal departments in designing and developing compensation programs for our executive officers, and presenting these proposals to the Compensation Committee. As Executive Chairman of the Board, Dr. Wills reviews and discusses all executive compensation proposals with Mr. Hanover and Henry P. Doggrell, our Chief Legal Officer, to offer his input and advice about any such proposals before they are presented to the Compensation Committee for its consideration. The Compensation Committee may approve, modify, or reject those proposals, or may request additional information from management (or its own consultant, if it wished to retain one) on those matters.

            Previously, Mr. Hanover also would seek input from our Chief Executive Officer and then make recommendations to the Compensation Committee with respect to the specific performance goals to be achieved under our Executive Bonus Compensation Plan, or the Bonus Plan. Following our previous Chief Executive Officer's departure in 2014, Dr. Wills and Mr. Hanover now provide such recommendations to the Compensation Committee. Since the Compensation Committee decided not to adjust salaries or provide for any cash bonus award eligibility under the Bonus Plan for 2015 in order to conserve cash and to meet compensation goals through other measures, the Compensation Committee did not seek specific performance goal information from management until the fall of 2015, for purposes of agreeing upon the Bonus Plan for 2016, which the Compensation Committee approved in November 2015 and which is described in more detail below in the section entitled, "Executive Compensation—Narrative Disclosure to Summary Compensation Table—Annual Bonus Plan."

            Historically, our previous Chief Executive Officer provided, and now Dr. Wills and Mr. Hanover provide, annual reviews of the performance of each of our executive officers (other than themselves) to assist the Compensation Committee in its annual determination of each element of compensation for such officers. The performance of Dr. Wills and Mr. Hanover is evaluated by the Compensation Committee. In late 2014, following our Chief Executive Officer's departure earlier that year,

Messrs. Hanover and Doggrell made recommendations to the Compensation Committee regarding the number of stock awards to be granted to our other executive officers in 2015, in lieu of any adjustment in base salaries and in lieu of any cash bonus award eligibility under the Bonus Plan for 2015, which the Compensation Committee adjusted and subsequently approved. In the fall of 2015, Dr. Wills and Messrs. Hanover and Doggrell made recommendations to the Compensation Committee regarding salary adjustments, Bonus Plan criteria and employee stock option grants which were subsequently discussed, adjusted and approved in November and December 2015, effective January 1, 2016.

            Typically, the Compensation Committee meets in executive session to discuss and determine appropriate base salaries, bonus compensation target awards and goals (if applicable), and equity awards for each executive officer of GTx. No named executive officer was present or directly participated in the final deliberations of the Compensation Committee with respect to any component of his or her own fiscal year 2015 or 2016 compensation.

            Director Compensation.    The Board of Directors sets non-employee directors' compensation at the recommendations of both the Nominating and Corporate Governance Committee and the Compensation Committee. The Compensation Committee and the Board of Directors believe that: director compensation should fairly compensate directors for work required in a company of GTx's size and scope; the compensation should align directors' interests with the long-term interest of stockholders; and the structure of the compensation should be simple, transparent and easy for stockholders to understand. In 2015, based on the recommendation of Radford, the Board substantially revised its list of peers to better reflect the size, financial condition and developmental stage of the company and approved modifications to the compensation paid to non-employee directors by GTx to bring our non-employee director compensation more in line with the median compensation being received by the non-employee directors of the company's industry peers. Noting that the cash compensation being paid to the non-employee directors for their service as Board and committee members was between the 25th and 50th percentile level of cash compensation being received by our peers' non-employee directors, Radford recommended limited increases to the cash compensation payments to non-employee directors, including a retainer of $15,000 per year for our Lead Director. However, Radford noted that the equity awards historically granted to our non-employee directors on an annual basis was significantly less than the 25th percentile level of non-employee director equity awards by the companies in our new peer group. Accordingly, Radford recommended that the Board approve a one-time annual grant of stock options to purchase 10,000 shares of GTx common stock to our non-employee directors (with the exception of Mr. Hyde, who is not currently eligible for equity awards under our 2013 Non-Employee Director Equity Incentive Plan), which Radford stated was approximately equivalent to the annual equity awards being granted to non-employee directors at the 75th percentile level of the company's peers, to bring the equity awards closer to the median level of equity awards being received by non-employee directors of our industry peers. Based on these recommendations, in February 2015, the Board approved the limited increases in cash compensation to our non-employee directors and the grant of stock options to purchase 10,000 shares of GTx common stock our non-employee directors on the day following the 2015 Annual Meeting. In November 2015, utilizing the Radford recommendations as its guide, the Board again approved modest adjustments in the cash compensation payments to non-employee directors to maintain cash compensation at the approximately 50th percentile of cash payments made to board members by our peers, and determined that the number of shares subject to the automatic annual non-employee director option grants occurring on the date following the 2016 Annual Meeting will be 5,000 shares of GTx common stock. As indicated above under "Special Note Regarding Reverse Stock Split," the number of shares of common stock subject to the grants described above has been retroactively adjusted to give effect to the Reverse Stock Split. In February 2017, the Board, upon the recommendations of the Nominating and Corporate Governance Committee and the Compensation Committee, determined that the number of shares subject to the automatic annual grants occurring on the date following the 2017 Annual

Meeting will be 15,000 shares of GTx common stock. In each case, the determinations were based on relevant Equilar data, including the most recent recommendation of the two Board committees in February 2017, which determined that a 15,000 annual grant was appropriate to approximate an equity award equivalent to the equity awards being granted to non-employee directors at the 50th percentile level of the company's peers. For more information on the compensation arrangements for our non-employee directors, please see the section entitled "Director Compensation" below.

            Compensation Committee Charter.    Our Compensation Committee reviews its charter on an annual basis and, if necessary, recommends changes to the Board of Directors for its approval. A copy of the Compensation Committee's charter can be found on our corporate website at www.gtxinc.com under "Investors" at "Corporate Governance."

Stockholder Nomination Policy

            It is the Nominating and Corporate Governance Committee's policy to review and consider all candidates for nomination and election as directors who may be suggested by any director or executive officer of GTx. The Nominating and Corporate Governance Committee will also consider any director candidate recommended by any stockholder if the recommendation is made in accordance with GTx's charter, bylaws and applicable law although no director candidate has been recommended to date by any stockholder, other than members of the Board of Directors and management who are also stockholders of GTx. To be considered, a recommendation for director nomination should be submitted in writing to: GTx, Inc., Nominating and Corporate Governance Committee, Attention: Corporate Secretary, 175 Toyota Plaza, 7th Floor, Memphis, Tennessee 38103. When submitting candidates for nomination to be elected at GTx's annual meetings of stockholders, stockholders must follow the notice procedures and provide the information required by GTx's bylaws. In particular, for the Nominating and Corporate Governance Committee to consider a candidate recommended by a stockholder for nomination at the 2018 Annual Meeting of Stockholders, the recommendation must be delivered to GTx's Corporate Secretary, in writing, not later than the close of business on December 11, 2017, nor earlier than the close of business on November 11, 2017, subject to the different notice submission date requirements provided for in GTx's bylaws in the event that GTx does not hold its 2018 Annual Meeting of Stockholders between April 11, 2018 and June 10, 2018. The recommendation must include the same information as is specified in GTx's bylaws for stockholder nominees to be considered at an annual meeting, including the following:

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  the stockholder's name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;

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  the class and number of shares of GTx that are owned beneficially and of record by such stockholder and such beneficial owner;

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  a description of all arrangements or understandings between the stockholder and the proposed nominee and any other person or persons regarding the nomination;

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  the nominee's written consent to being named in GTx's proxy statement as a nominee and to serving as a director if elected; and

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  all information regarding the nominee that would be required to be included in GTx's proxy statement by the rules of the SEC, including the nominee's age, business experience for the past five years and any directorships held by the nominee during the past five years.

Code of Business Conduct and Ethics and Guidelines on Governance Issues

            Our Board of Directors has adopted a Code of Business Conduct and Ethics applicable to all officers, directors and employees as well as Guidelines on Governance Issues. These documents are available on GTx's website (www.gtxinc.com) under "Investors" at "Corporate Governance." GTx will provide a copy of these documents to any stockholder, without charge, upon request, by writing to: GTx, Inc., Corporate Secretary, 175 Toyota Plaza, 7th Floor, Memphis, Tennessee 38103. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of the Code of Business Conduct and Ethics by posting such information on our website at the address and the locations specified above.

Communications with the Board

            Stockholders and other interested parties may communicate in writing with our Board of Directors, any of its committees, or with any of its non-management directors by sending written communications addressed to: GTx, Inc., Attention: Corporate Secretary, 175 Toyota Plaza, 7th Floor, Memphis, Tennessee 38103. Our Corporate Secretary will review each communication and will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication is unduly hostile, threatening or similarly inappropriate, in which case, our Corporate Secretary will discard the communication.

Policies on Reporting Certain Concerns Regarding Accounting and Other Matters

            We have adopted policies on the reporting of concerns to our Compliance Officer and Audit Committee regarding any suspected misconduct, illegal activities or fraud, including any questionable accounting, internal accounting controls or auditing matters, or misconduct. Any person who has a concern regarding any misconduct by any GTx employee, including any GTx officer, or any agent of GTx, may submit that concern to: GTx, Inc., Attention: Compliance Officer, 175 Toyota Plaza, 7th Floor, Memphis, Tennessee 38103. Employees may communicate all concerns regarding any misconduct to our Compliance Officer and/or the Audit Committee on a confidential and anonymous basis through GTx's "whistleblower" hotline, the compliance communication phone number established by GTx: 1-877-778-5463, or by filing an anonymous, confidential report through Report-it.com, a web-based online service for "whistleblower" communications accessed at www.reportit.net. Any communications received through the toll free number or the online service is promptly reported to GTx's Compliance Officer, as well as other appropriate persons within GTx.

 AUDIT COMMITTEE REPORT(1)

            The Audit Committee of the Board of Directors operates under a written charter approved by the Board of Directors, which is available on GTx's website (www.gtxinc.com) under "Investors" at "Corporate Governance." The Audit Committee's charter specifies that the purpose of the Audit Committee is to assist the Board in its oversight of:

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  the engagement and performance of the independent registered public accounting firm;

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  the quality and integrity of GTx's financial statements;

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  GTx's system of internal controls;

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  compliance with legal and regulatory requirements; and

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  those functions which pose a material financial risk to GTx.

            In carrying out these responsibilities, the Audit Committee, among other things:

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  monitors the preparation of quarterly and annual financial reports by GTx's management;

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  supervises the relationship between GTx and its independent registered public accounting firm, including:

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  having direct responsibility for its appointment, compensation and retention;

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  reviewing the scope of its audit services;

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  approving audit and non-audit services; and

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  confirming the independence of the independent registered public accounting firm; and

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  oversees management's implementation and maintenance of effective systems of internal and disclosure controls, including review of GTx's policies relating to legal and regulatory compliance, ethics and conflicts of interests.

            Management is responsible for: the preparation, presentation and integrity of GTx's financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, GTx's internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of GTx's financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon, as well as expressing an opinion on the effectiveness of GTx's internal control over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes.

(1)
This Section is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of GTx under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

            In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the audited financial statements, including a discussion of the quality and acceptability of GTx's financial reporting and controls. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent registered public accounting firm that firm's independence. The Audit Committee has also received both management's and the independent registered public accountant's reports on internal control over financial reporting.

            Based upon the Audit Committee's discussions with management and the independent registered public accounting firm, and the Audit Committee's review of the representations of management and the independent registered public accounting firm, subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended that the Board of Directors include the audited financial statements in GTx's Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE
J. Kenneth Glass, Chair Michael G. Carter Kenneth S. Robinson

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            The Audit Committee has selected Ernst & Young LLP as GTx's independent registered public accounting firm for the fiscal year ending December 31, 2017, and the Board of Directors has further directed that management submit the appointment of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited GTx's financial statements since its inception in 1997. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to make a statement if he or she so desires and to answer any appropriate questions.

            Stockholder ratification of the appointment of Ernst & Young LLP as GTx's independent registered public accounting firm is not required by GTx's bylaws or other governing documents. However, the Board is submitting the appointment of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate governance. The Audit Committee is not bound by a vote either for or against the proposal. The Audit Committee will consider a vote against Ernst & Young LLP by the stockholders in selecting our independent registered public accounting firm in the future. Even if the stockholders do ratify the appointment, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interests of GTx and our stockholders.

            Stockholder approval of this Proposal No. 2 requires a "FOR" vote from at least a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.

On behalf of the Audit Committee, the Board of Directors unanimously recommends a vote "FOR" Proposal No. 2.

Independent Registered Public Accounting Firm's Fees

            The following table shows the fees paid or accrued by GTx for audit and other services provided by Ernst & Young LLP, GTx's independent registered public accounting firm, for the years ended December 31, 2015 and 2016.

Year	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees	Total Fees
2015	$424,362	—	$31,252	—	$455,614
2016	$397,241	—	$31,704	—	$428,945

(1)
"Audit Fees" consisted of fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements. Also includes fees for services provided in connection with other statutory or regulatory filings or engagements, such as comfort letters, attest service, consents and review of documents filed with the SEC.

(2)
"Audit-Related Fees" consisted of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees." There were no audit-related fees billed for fiscal 2015 or fiscal 2016.

(3)
"Tax Fees" consisted of fees associated with tax compliance, including tax return preparation, and tax advice and tax planning services. Tax compliance services accounted for $19,000 of the total tax fees billed in both 2015 and 2016. Tax advice and tax planning services of $12,252 and $12,704 in 2015 and 2016, respectively, related primarily to consultations on our net operating loss carryforwards.

Pre-Approval Policies and Procedures

            Applicable SEC rules require the Audit Committee to pre-approve audit and non-audit services provided by our independent registered public accounting firm. Since March 18, 2004, our Audit Committee has pre-approved all new services provided by Ernst & Young LLP.

            The Audit Committee pre-approves all audit and non-audit services to be performed for GTx by its independent registered public accounting firm. The Audit Committee does not delegate the Audit Committee's responsibilities under the Securities Exchange Act of 1934 to GTx's management. The Audit Committee has delegated to the Chair of the Audit Committee the authority to grant pre-approvals of audit services of up to $20,000; provided that any such pre-approvals are required to be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining Ernst & Young's independence.

PROPOSAL NO. 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION

            In accordance with SEC rules, GTx stockholders are being asked to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement, commonly referred to as a "say-on-pay vote." In 2011, our stockholders indicated their preference that we solicit a say-on-pay vote once every three years. Our Board of Directors has adopted a policy that is consistent with that preference and accordingly, we are holding a say-on-pay vote at this year's Annual Meeting.

            We held our second say-on-pay vote in 2014, which was approved by over 99% of our stockholders voting on the advisory proposal. We take the views of our stockholders seriously, and view this vote result as an indication that our executive compensation program's principles are supported by our stockholders.

            Our Compensation Committee believes that the compensation program for our executive officers should enable us to attract and retain highly qualified executives who are essential to our company within a framework that rewards performance and aligns the interests of our executives with those of our stockholders. Our Compensation Committee also believes that our executive compensation program should reward our named executive officers for performance, but that when key performance objectives are not achieved, the compensation of our named executive officers should reflect this. This pay-for-performance philosophy underlies all components of our executive compensation program.

            The vote on the resolution below is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. Our stockholders are encouraged to read the "Additional Information about the Board of Directors and Certain Corporate Governance Matters—Compensation Committee Matters," "Executive Compensation—Summary of Compensation," "Executive Compensation—Narrative Disclosure to Summary Compensation Table" and the other sections of this Proxy Statement under "Executive Compensation" for more details on our executive compensation programs and practices.

            Our Board of Directors is asking our stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding advisory vote "FOR" the following resolution:

    "RESOLVED, that the compensation paid to GTx's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related material disclosed in this proxy statement, is hereby APPROVED."

            Because the vote is advisory, it will not be binding on our Board of Directors. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to us and, accordingly, the Board of Directors and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

            Unless our Board of Directors modifies its policy on the frequency of future advisory votes on the compensation of our named executive officers, including in response to the outcome of the vote on Proposal No. 4, the next advisory vote on the compensation of our named executive officers will be held at the 2020 annual meeting of stockholders.

            Stockholder approval of this Proposal No. 3 requires a "FOR" vote from at least a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote.

The Board of Directors unanimously recommends a vote "FOR" Proposal No. 3.

PROPOSAL NO. 4
ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE
ON EXECUTIVE COMPENSATION

            SEC rules enable our stockholders, at least once every six years, to indicate their preference regarding how frequently we should solicit a non-binding advisory vote on the compensation of our named executive officers. Currently, consistent with the preference expressed by our stockholders at our 2011 Annual Meeting of Stockholders, the policy of the Board is to solicit a non-binding advisory say-on-pay vote every three years. In this Proposal No. 4, we are again asking our stockholders to cast an advisory vote on whether they would prefer an advisory vote once every one, two or three years. Alternatively, stockholders may abstain from casting a vote.

            After considering the benefits and consequences of each option for the frequency of submitting the advisory vote on the compensation of our named executive officers to our stockholders, as well as the preference expressed by our stockholders at our 2011 Annual Meeting of Stockholders, our Board of Directors recommends submitting the advisory vote on the compensation of our named executive officers to our stockholders every three years. GTx's executive compensation program is designed in large part to create long-term stockholder value; therefore, the Board of Directors believes that holding an advisory vote on executive compensation every three years is sufficient and appropriate to assess whether these programs are appropriately motivating employees and driving stockholder value. If we were to hold such votes more frequently, we believe the potential for substantial changes in compensation programs as a result of those votes could interfere with the incentives being provided to executive officers to maximize long-term stockholder value. Corporate results could also be impacted because the potential for more frequent changes in approach may result in a lack of focus on aligning compensation with longer-term company strategies. In addition, due to the periodic volatility in the life sciences industry, the economy and in the stock markets, we believe a vote every three years will allow our stockholders to gain a more meaningful perspective on our compensation plans and programs than would occur with more frequent votes.

            You may cast your vote on your preferred voting frequency by choosing the option of every "3 Yrs," "2 Yrs" or "1 Yr", or abstain from voting when you vote in response to the resolution set forth below. To be determined as the frequency of the advisory vote on the compensation of our named executive officers preferred by our stockholders, the frequency receiving the highest number of votes (among votes properly cast in person or by proxy) will be considered the frequency preferred by our stockholders for an advisory vote on the compensation of our named executive officers.

    "RESOLVED, that the option of every three years, two years, or one year that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which GTx, Inc. is to hold a stockholder vote to approve the compensation of GTx's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission."

            Our Board and our Compensation Committee value the opinions of our stockholders in this matter, and our Board of Directors will give careful consideration to the frequency most preferred by our stockholders and will evaluate any appropriate next steps. However, because this vote is advisory and therefore not binding on the Board of Directors or GTx, the Board may decide that it is in the best interests of our stockholders that GTx hold an advisory vote on executive compensation more or less frequently than the option most preferred by our stockholders. The advisory vote of our stockholders will not be construed to create or imply any change or addition to the fiduciary duties of GTx or the Board of Directors.

The Board of Directors unanimously recommends a vote in favor of every "3 YRS" on Proposal No. 4.

 EQUITY COMPENSATION PLAN INFORMATION

            The following table provides certain information with respect to all of GTx's equity compensation plans in effect as of December 31, 2016:

Name	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Plan Category
Equity compensation plans approved by security holders	1,674,979	(1)	$17.65	(3)	702,043	(2)
Equity compensation plans not approved by security holders	56,828	(4)	—	(4)	53,423	(5)
Total	1,731,807		$17.65	(3)	755,466

(1)
Represents shares of GTx common stock underlying stock options and restricted stock units, or RSUs, granted under, as applicable: (i) the GTx, Inc. 2001 Stock Option Plan, or the 2001 Plan, the GTx, Inc. 2002 Stock Option Plan, or the 2002 Plan, and the GTx, Inc. 2004 Equity Incentive Plan, or the 2004 Plan; (ii) the GTx, Inc. Amended and Restated 2004 Non-Employee Directors' Stock Option Plan, or the Prior Directors' Plan; (iii) the GTx, Inc. 2013 Equity Incentive Plan, or the 2013 Plan; and (iv) the GTx, Inc. 2013 Non-Employee Director Equity Incentive Plan, or the 2013 Directors' Plan. From and after the May 2, 2013 effective date of the 2013 Plan and 2013 Directors' Plan, no further awards may be made under the 2001 Plan, 2002 Plan, 2004 Plan and the Prior Directors' Plan. Stock options previously granted under the 2001 Plan, 2002 Plan, 2004 Plan and the Prior Directors' Plan continue to be governed by the terms of the applicable plan.

(2)
Represents shares of GTx common stock remaining available for future issuance under the 2013 Plan and the 2013 Directors' Plan. The total number of shares of GTx common stock available for future issuance under the 2013 Plan, upon its May 2, 2013 effective date, was initially 420,815 shares plus up to an additional 609,355 Returning Employee Shares (as defined below) as such shares become available from time to time as set forth in the 2013 Plan. "Returning Employee Shares" means the shares subject to outstanding awards granted under the Genotherapeutics, Inc. Stock Option Plan, the GTx, Inc. 2000 Stock Option Plan, the 2001 Plan, the 2002 Plan and the 2004 Plan that, from and after the May 2, 2013 effective date of the 2013 Plan, expire or terminate for any reason prior to exercise or settlement, are forfeited because of the failure to vest in those shares or are otherwise returned to the 2013 Plan share reserve pursuant to the terms of the 2013 Plan. As of December 31, 2016, an aggregate of 561,344 shares of GTx common stock remained available for future issuance under the 2013 Plan, plus up to an additional 292,514 Returning Employee Shares as such shares become available from time to time thereafter as set forth in the 2013 Plan. In addition, the number of shares remaining available for future issuance under the 2013 Plan automatically increases on January 1st of each year, for ten years, commencing on January 1, 2014, in an amount equal to 4% of the total number of shares of GTx common stock outstanding on December 31 of the preceding calendar year, or such lesser (or no) amount as may be approved by our Board of Directors. On January 1, 2017, the number of shares available for issuance under the 2013 Plan automatically increased by 636,783 shares. The total number of shares of GTx common stock available for future issuance under the 2013 Directors' Plan, upon its May 2, 2013 effective date, was initially 40,400 shares plus up to an additional 44,966 Returning Director Shares (as defined below) as such shares become available from time to time as set forth in the 2013 Directors' Plan. "Returning Director Shares" means the shares subject to outstanding awards granted under the Prior Directors' Plan that, from and after the May 2, 2013 effective date of the 2013 Directors' Plan, expire or terminate for any reason prior to exercise or settlement, are forfeited because of the failure to vest in those shares or are otherwise returned to the 2013 Directors' Plan share reserve pursuant to the terms of the 2013 Directors' Plan. As of December 31, 2016, an aggregate of 140,699 shares of GTx common stock remained available for future issuance under the 2013 Directors' Plan, plus up to an additional 22,666 Returning Director Shares as such shares become available from time to time thereafter as set forth in the 2013 Directors' Plan. In addition, the number of shares remaining available for future issuance under the 2013 Directors' Plan automatically increases on January 1st of each year, for ten years, commencing on January 1, 2014, in an amount equal to the lesser of 1% of the total number of shares of GTx common stock outstanding on December 31 of the preceding calendar year and 50,000 shares, or such lesser (or no) amount as may be approved by Board of Directors. On January 1, 2017, the number of shares available for issuance under the 2013 Directors' Plan automatically increased by 50,000 shares.

(3)
The weighted-average exercise price takes into account 584,999 shares of common stock issuable upon vesting of outstanding RSUs, which have no exercise price. The weighted-average exercise price, excluding such outstanding RSUs, is $27.13.

(4)
Represents shares credited to individual director stock accounts as of December 31, 2016 under our Directors' Deferred Compensation Plan. There is no exercise price for these shares.

(5)
As of December 31, 2016, we had reserved an aggregate of 125,000 shares of GTx common stock for issuance pursuant to our Directors' Deferred Compensation Plan. However, the number of shares that may become issuable under our Directors' Deferred Compensation Plan depends solely on future elections made by plan participants. As of December 31, 2016, 14,749 shares of common stock had been distributed to participants in our Directors' Deferred Compensation Plan, and 56,828 shares were then credited to individual director stock accounts under our Directors' Deferred Compensation Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth information as of March 1, 2017 (except as noted) regarding the beneficial ownership of our common stock by:

  •
  each person, or group of affiliated persons, who is known by us to own beneficially five percent or more of our common stock;

  •
  each of our directors and nominees for director;

  •
  each of our named executive officers; and

  •
  all of our directors and executive officers as a group.

            The number of shares owned and percentage ownership in the following table is based on 16,008,590 shares of common stock outstanding on March 1, 2017. Except as otherwise indicated below, the address of each officer, director and five percent stockholder listed below is c/o GTx, Inc., 175 Toyota Plaza, 7th Floor, Memphis, Tennessee 38103.

            We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, these rules require that we include shares of common stock issuable pursuant to the exercise of stock options and warrants that are either immediately exercisable or exercisable within 60 days of March 1, 2017, as well shares of common stock issuable upon the vesting of outstanding restricted stock units within 60 days of March 1, 2017. We have also included shares credited to individual non-employee director stock accounts under our Directors' Deferred Compensation Plan as of March 1, 2017. Amounts credited to individual non-employee director stock accounts under our Directors' Deferred Compensation Plan are payable solely in shares of GTx common stock, but such shares do not have current voting or investment power. Shares issuable pursuant to our Directors' Deferred Compensation Plan or the vesting of restricted stock units, as well as shares issuable pursuant to the exercise of stock options and warrants that are either immediately exercisable or exercisable within 60 days of March 1, 2017, are deemed to be outstanding and beneficially owned by the person to whom such shares are issuable for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, we believe that the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

	Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares		Percent of Total
5% Stockholders:
The Pyramid Peak Foundation 6410 Poplar Ave. Suite 710 Memphis, Tennessee 38119	6,279,436	(1)	34.0%
Entities Affiliated with BVF Partners c/o BVF Partners One Sansome Street, 30th Floor San Francisco, California 94104	1,655,433	(2)	9.999%	(2)
Jack W. Schuler 100 North Field Drive, Suite 360 Lake Forest, Illinois 60045	1,348,077	(3)	8.4%
Formanek Investment Trust and Affiliates 6075 Poplar Ave., Suite 726 Memphis, Tennessee 38119	851,676	(4)	5.2%
Named Executive Officers and Directors:
Marc S. Hanover	239,181	(5)	1.5%
Robert J. Wills, Ph.D.	99,011	(6)		*
Henry P. Doggrell	76,170	(7)		*
Michael G. Carter, M.D., Ch.B., F.R.C.P.	16,866	(8)		*
J. Kenneth Glass	38,149	(9)		*
J. R. Hyde, III	6,467,893	(10)	38.5%	(10)
Garry A. Neil, M.D.	4,775	(11)		*
Kenneth S. Robinson, M.D., M.Div.	38,102	(12)		*
All Directors and Executive Officers as a group (10 persons)	7,022,059	(13)	41.2%

*
Represents less than 1% of the outstanding shares of our common stock.

(1)
Based on information provided to GTx as of January 23, 2017. Includes 2,454,483 shares issuable upon exercise of an outstanding warrant. James R. Boyd, Lee B. Harper, O. Mason Hawkins and Andrew R. McCarroll are each a director of the Foundation. Each of such individuals may be deemed to share beneficial ownership of the shares beneficially owned by the Foundation, but disclaim beneficial ownership of such shares. The foregoing ownership information was provided to us as of January 23, 2017, and, consequently, beneficial ownership may have changed between such date and March 1, 2017.

(2)
Based on information provided to GTx as of March 1, 2017. Consists of: (i) 514,627 shares of common stock and a warrant to purchase up to an additional 514,614 shares of common stock held by Biotechnology Value Fund, L.P., (ii) 274,237 shares of common stock and a warrant to purchase up to an additional 266,667 shares of common stock held by Biotechnology Value Fund II, L.P., (iii) 95,060 shares of common stock and a warrant to purchase up to an additional 143,000 shares of common stock held by Investment 10, L.L.C., (iv) 158,735 shares of common stock and a warrant to purchase up to an additional 186,800 shares of common stock held by MSI BVF SPV, LLC and (v) 65,774 shares of common stock held by Biotechnology Value Trading Fund OS, L.P. Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., Investment 10, LLC, MSI BVF SPV, LLC and Biotechnology Value Trading Fund OS, L.P. are affiliated entities. Certain shares of common stock underlying the warrants held by these entities are excluded in the total number of shares held and reported in the table above due to a blocker that prevents the exercise of these warrants if the number of shares of common stock to be issued pursuant to such exercise would, when aggregated with all other shares of common stock owned by such holder at such time, result in the holder beneficially owning more than 9.999% of all of the common stock of GTx outstanding at such time. This restriction can be waived by the holders upon 61 days' prior written notice to us. As a result of this restriction, we believe, based on the information provided to us as of March 1, 2017, that these warrants are exercisable for up to an aggregate of 547,000 shares of our common stock within 60 days of March 1, 2017, and the number and percentage of shares beneficially owned by these entities in the table above reflects this restriction. This number and related percentage will change depending upon changes in the outstanding shares or waiver of the restriction. BVF Partners OS, Ltd., as the general partner of Biotechnology Value Trading Fund OS, L.P., may be deemed to beneficially own the shares that are beneficially owned by Biotechnology Value Trading Fund OS, L.P. BVF Partners L.P. as the general partner of Biotechnology Value Fund, L.P. and Biotechnology Value Fund II, L.P., the investment adviser of each of Investment 10, LLC and MSI BVF SPV, LLC, the investment manager of Biotechnology Value Trading Fund OS, L.P. and the sole member of BVF Partners OS, Ltd., may be deemed to beneficially own the shares listed above that are beneficially owned in the aggregate by Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., Investment 10, LLC, MSI BVF SPV, LLC and Biotechnology Value Trading Fund OS, L.P.. BVF Inc., as the general partner of BVF Partners L.P., may be deemed to beneficially own the shares that are beneficially owned by BVF Partners L.P. Mark Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the shares that are beneficially owned by BVF Inc. BVF Partners OS, Ltd. disclaims beneficial ownership of the shares beneficially owned by Biotechnology Value Trading Fund OS, L.P. and each of BVF Partners L.P., BVF Inc. and Mr. Lampert disclaims beneficial ownership of the shares beneficially owned by Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., Investment 10, LLC MSI BVF SPV, LLC and Biotechnology Value Trading Fund OS, L.P. and this filing shall not be construed as an admission that any such person or entity is the beneficial owner of any such securities.

(3)
Based on information provided to GTx as of January 20, 2017. Jack W. Schuler has sole voting and dispositive power over 721,382 of such shares. Mr. Schuler also reported shared voting and dispositive power over 626,695 of such shares, which shares are owned by the Schuler Family Foundation, of which Mr. Schuler serves as a director along with his wife and daughter. The indicated ownership does not include 27,935 shares of GTx common stock owned by three irrevocable trusts (the "Trusts") established for the benefit of Mr. Schuler's adult children. The foregoing ownership information was provided to us as of January 20, 2017, and, consequently, beneficial ownership may have changed between such date and March 1, 2017. In a Schedule 13D/A filed with the SEC by the reporting person on January 20, 2016, Mr. Schuler and Mrs. Schuler each disclaimed any beneficial interest in the shares that the Schuler Family Foundation and the Trusts own.

(4)
The indicated ownership is based solely on a Schedule 13G/A filed with the SEC by the reporting persons on February 2, 2017, reporting beneficial ownership as of October 14, 2016. Includes 454,396 shares held by the Formanek Investment Trust and 369,990 shares issuable upon exercise of a warrant held by the Formanek Investment Trust. Peter R. Formanek is a trustee of the Formanek Investment Trust and has voting and investment control over the shares beneficially owned by the Formanek Investment Trust. Each of the other trustees of the Formanek Investment Trust, Jonathan P. Formanek and Walter Rothchild, may be deemed to share voting and investment control over the shares beneficially owned by the Formanek Investment Trust. Peter R. Formanek also serves as a trustee of other trusts that hold, or he otherwise has investment authority over, an aggregate of 27,290 shares of GTx common stock, but each of Peter R. Formanek and the Formanek Investment Trust disclaims beneficial ownership of such shares. The business address for each of Peter R. Formanek and Walter Rothchild is 6075 Poplar Avenue, Suite 726, Memphis, TN 38119. Jonathan P. Formanek's business address is 3111 Welborn Street, Dallas TX 75219. The Schedule 13G/A filed by the reporting persons provides information as of October 14, 2016, and, consequently, the beneficial ownership of the reporting person may have changed between such date and March 1, 2017.

(5)
Includes 35,287 shares held by Equity Partners XII, LLC, an entity controlled by Mr. Hanover, 22,726 shares issuable upon exercise of a warrant, 12,400 shares held by trusts of which Mr. Hanover is the trustee, and 75,700 shares of common stock issuable upon the exercise of options held by Mr. Hanover.

(6)
Includes 33,333 shares of common stock issuable upon the vesting of restricted stock units held by Dr. Wills.

(7)
Includes 934 shares held by trusts with respect to which Mr. Doggrell may be deemed to have beneficial ownership, 11,435 shares held by a trust of which Mr. Doggrell is the co-trustee, 29,899 shares of common stock issuable upon the exercise of options held by Mr. Doggrell, and 400 shares of common stock held by Mr. Doggrell through an individual retirement account. Also includes 664 shares held by Mr. Doggrell's wife, 2,547 shares of common stock held by Mr. Doggrell's wife through an individual retirement account.

(8)
Consists of 13,234 shares of common stock issuable upon the exercise of options held by Dr. Carter, and 3,632 shares issuable to Dr. Carter pursuant to our Directors' Deferred Compensation Plan.

(9)
Includes 4,055 shares of common stock held by Mr. Glass through an individual retirement account, 13,268 shares of common stock issuable upon the exercise of options held by Mr. Glass, and 655 shares issuable to Mr. Glass pursuant to our Directors' Deferred Compensation Plan. Also includes 2,450 shares of common stock held by Mr. Glass' wife through an individual retirement account.

(10)
Includes 14,535 shares held by Pittco Associates III, L.P. and 391,571 shares held by Pittco Investments, L.P., entities controlled by Mr. Hyde, 760,840 shares issuable upon exercise of a warrant issued to Mr. Hyde, and 30,297 shares issuable to Mr. Hyde pursuant to our Directors' Deferred Compensation Plan. With respect to the foregoing warrant, such warrant is exercisable for up to 2,454,483 shares of our common stock; however, the number of shares of our common stock that may be acquired by Mr. Hyde upon the exercise of the warrant is generally limited to the extent necessary to ensure that, following such exercise, Mr. Hyde would not, together with his affiliates and any other persons or entities whose beneficial ownership of our common stock would be aggregated with Mr. Hyde for purposes of Section 13(d) of the Exchange Act, beneficially own in excess of 38.5% of (a) the total number of shares of our common stock then issued and outstanding or (b) the then combined voting power of all of our voting securities. As a result of this restriction, the warrant is exercisable for up to an aggregate of 760,840 shares of our common stock within 60 days of March 1, 2017, and the number and percentage of shares beneficially owned by Mr. Hyde in the table above reflects this restriction. This number and related percentage will change depending upon changes in the outstanding shares. Mr. Hyde also has shared voting and dispositive power over 21,646 shares held by Mr. Hyde's spouse, 184,480 shares held by trusts for the benefit of Mr. Hyde's children (the "Hyde Family Trusts") and 3,022,722 shares held in grantor retained annuity trusts on behalf of Mr. Hyde (the "Hyde GRATs"). As trustee of the Hyde Family Trusts and certain of the Hyde GRATs, John H. Pontius shares voting and dispositive power over all of the shares held by the Hyde Family Trusts. Lorie Jernigan, as trustee of certain of the Hyde GRATs, shares voting and dispositive power over 718,369 shares held in the Hyde GRATs, Wilson Sights, as trustee of certain of the Hyde GRATs, shares voting and dispositive power over 641,308 shares held in the Hyde GRATs, John H. Pontius, as trustee of certain of the Hyde GRATs, shares voting and dispositive power over 413,045 shares held in the Hyde GRATs, Lorie Rivers, as trustee of certain of the Hyde GRATs, shares voting and dispositive power over 750,000 shares held in the Hyde GRATs, and Andrew Seamons, as trustee of certain of the Hyde GRATs, shares voting and dispositive power over 500,000 shares held in the Hyde GRATs. The business address for Ms. Jernigan, Ms. Rivers, Mr. Sights and Mr. Seamons is 17 West Pontotoc Ave., Suite 100 Memphis, TN 38103.

(11)
Consists of 4,775 shares of common stock issuable to Dr. Neil pursuant to our Directors' Deferred Compensation Plan.

(12)
Consists of 12,668 shares of common stock issuable upon the exercise of options held by Dr. Robinson, and 25,434 shares issuable to Dr. Robinson pursuant to our Directors' Deferred Compensation Plan.

(13)
Includes 53,346 shares of common stock beneficially owned by executive officers that are not named executive officers, of which 20,059 shares were issuable upon the exercise of options and/or the vesting of restricted stock units held by these executive officers. For purposes of determining the number of shares beneficially owned by directors and executive officers as a group, any shares beneficially owned by more than one director or executive officer are counted only once.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Exchange Act requires our executive officers and directors and the beneficial owners of greater than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers and directors are required by SEC regulations to furnish us with copies of these reports.

            To our knowledge, based solely on a review of the copies of these reports furnished to us and any written representations from such executive officers, directors and stockholders with respect to the period from January 1, 2016 through December 31, 2016, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, except that one report covering one transaction effected in 2016 was not timely filed by Diane C. Young. Because the error was not discovered until after February 14, 2017, Dr. Young also did not file a Form 5 to report the transaction; however, the transaction was ultimately reported on a late Form 4 filed on February 28, 2017. Dr. Young also amended a previous Form 3 report filed in a prior year in connection with the discovery of this error. In addition, Jason T. Shackelford timely reported all transactions period from January 1, 2016 through December 31, 2016 but reported an incorrect number of shares owned in reports filed during 2014 and 2015 due to an error made in a previous year. This error was corrected by amending a previous Form 3 report.

            Copies of the insider trading reports can be found at our corporate website at www.gtxinc.com, on our Investor Relations page, under the category "SEC Filings."

EXECUTIVE COMPENSATION

Summary Compensation Table

            The following table sets forth certain summary information for the year indicated with respect to the compensation earned by our Chief Executive Officer and our two most highly compensated executive officers other than our Chief Executive Officer who were serving as executive officers as of December 31, 2016. We refer to these individuals in this proxy statement as our "named executive officers."

SUMMARY COMPENSATION TABLE—FISCAL 2016 AND 2015

Name and Principal Position	Year	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)(6)	All Other Compensation ($)(7)	Total ($)

Marc S. Hanover	2016	432,649	28,122	—	220,960	140,611	19,392	841,734
Chief Executive	2015	393,317	—	495,000	—	—	17,758	906,075
Officer

Robert J. Wills(1)	2016	220,000	14,300	—	220,960	71,500	29,459	556,219
Executive Chairman	2015	169,231	—	750,000	—	—	28,571	947,802

Henry P. Doggrell	2016	378,119	13,234	—	138,100	66,171	21,796	617,420
Vice President,	2015	363,576	—	330,000	—	—	21,205	714,781
Chief Legal
Officer and
Secretary

(1)
Dr. Wills was appointed as our Executive Chairman effective March 2, 2015.

(2)
The amounts in this column represent base salary earned during the indicated fiscal year.

(3)
The amounts in this column represent amounts awarded as a discretionary bonus paid under our Executive Bonus Compensation Plan, or Bonus Plan, for 2016. As discussed under "—Narrative Disclosure to Summary Compensation Table—Annual Bonus Plan" below, each named executive officer was eligible for a discretionary bonus award of up to 10% of his target bonus under the Bonus Plan based on the Compensation Committee's assessment of the named executive officer's personal performance during 2016. There were no cash bonus awards under our Bonus Plan (or otherwise) for 2015.

(4)
The amounts in this column represent the full grant date fair value of restricted stock units granted during 2015 as computed in accordance with FASB ASC Topic 718. For more information on these restricted stock units granted in 2015, see "—Narrative Disclosure to Summary Compensation Table—Stock Awards" below. No restricted stock units (or any other stock awards) were granted to the named executive officers in 2016.

(5)
The amounts in the column represent the aggregate grant date fair value of all option awards granted during 2016 as determined in accordance with FASB ASC Topic 718. Assumptions used in computing the grant date fair values of the stock options in accordance with FASB ASC Topic 718 are set forth in Note 3—Share-Based Compensation to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016. For more information on these stock options granted in 2016, see "—Narrative Disclosure to Summary Compensation Table—Stock Awards" below. No option awards were granted to the named executive officers in 2015.

(6)
Represents the amounts earned by the named executive officers under the Bonus Plan based on the attainment of pre-established, objective performance goals approved by the Compensation Committee. There were no cash bonus awards under our Bonus Plan (or otherwise) for 2015. For more information on our Executive Bonus Compensation Plan, please see "—Narrative Disclosure to Summary Compensation Table—Annual Bonus Plan" below.

(7)
The amounts in this column consisted of (a) employer matching contributions to our defined contribution 401(k) Plan, (b) with respect to Mr. Hanover and Mr. Doggrell only, the incremental cost of life insurance premiums to provide additional term life insurance benefits equal to up to two times each such named executive officer's base salary along with supplemental long-term disability insurance premiums, and (c) with respect to Dr. Wills only, the following items of compensation:

Year	Commuting Expenses Paid ($)	Tax Gross-Up Payment ($)

2016	10,932	7,998

2015	13,147	9,270

Narrative Disclosure to Summary Compensation Table

       Base Salary

            Our Compensation Committee recognizes the importance of base salary as an element of compensation that helps to attract and retain our executive officers. We provide base salary as a fixed source of income for our executives for the services they provide to us during the year, and allow us to maintain a stable executive team.

            In determining base salaries for fiscal year 2016, the Compensation Committee received and reviewed compensation data provided by Equilar, Inc., an independent executive compensation survey database, on cash compensation and equity awards made by our peers to their respective executive officers, and members of the Compensation Committee noted that no executive officer of the company had received any adjustments in base salary since early 2013 (with the exception of Jason Shackelford, our principal financial officer and principal accounting officer, whose salary was increased in May 2014 when he assumed the additional duties of principal financial officer and principal accounting officer). The Compensation Committee also recognized that Mr. Hanover's base salary was actually reduced by 20% in the fall of 2013 following our receipt of disappointing enobosarm Phase 3 clinical trial results in August of that year, and he had received no adjustment in salary since then, including upon his appointment by the Board as our permanent Chief Executive Officer. The Compensation Committee discussed the importance of retaining employees as GTx undertakes and executes upon its clinical development strategies. Finally, the Compensation Committee acknowledged the outstanding job Dr. Wills was doing in the short time he had been with the company at the time, including prioritizing the development of our core assets and determining those other assets which should be potentially monetized.

            Messrs. Hanover and Doggrell, with input from Dr. Wills, recommended to the Compensation Committee that, for the most part, the base salaries of our executive officers and other employees should be increased, on average, approximately 3.5% from their existing base salaries, effective January 1, 2016. Since Mr. Hanover's salary had been reduced 20% in 2013 and he was subsequently elevated by the Board to Chief Executive Officer of the company, the Compensation Committee approved a 10% increase in salary for him, as well as for Dr. Wills, as the Compensation Committee believed that his performance to date warranted the same 10% increase. As a result of the decisions of the Compensation Committee in November 2015, the base salaries of our executive officers were increased, effective January 1, 2016, to the following:

Named Executive Officer	2016 Annual Base Salary ($)
Marc S. Hanover	432,649
Robert J. Wills, Ph.D.	220,000	(1)
Henry P. Doggrell	378,119

(1)
Dr. Wills' base salary reflects his agreement with us to work part time but to make himself available at all other times as may be required.

            For 2017, the Compensation Committee determined to generally maintain existing executive base salary levels at the beginning of 2017 at the same levels that existed in 2016. The Compensation Committee decided to tie the potential for additional compensation directly to the attainment of certain milestones during 2017, which milestones the Compensation Committee believes are critical to increasing stockholder value, while at the same time preserving needed capital to continue to fund our ongoing operational and development expenses. With this in mind, the Compensation Committee approved the performance criteria for 2017 under our Executive Bonus Compensation Plan, or the Bonus Plan, that is tied to the attainment of these milestones, as described in detail below.

       Annual Bonus Plan

            General.    Our Compensation Committee first established our Bonus Plan in 2007 as a means of rewarding executive officers for their role in achieving specified annual or short-term performance goals. The potential for payments under the Bonus Plan for any fiscal year is generally based on the attainment of pre-established, objective performance goals approved by the Compensation Committee at the beginning of the year. Each year, unless cash bonus award eligibility under the Bonus Plan is suspended or eliminated for the relevant year, the Compensation Committee approves the objective performance goals and specific criteria, including the weight attributable to each objective, and, if applicable, any weighting for specific categories of performance objectives, for each executive officer. The Compensation Committee (as it did for bonus eligibility under the Bonus Plan for 2016) may include a subjective, discretionary bonus payment opportunity based on the Compensation Committee's assessment of the executive officer's personal performance. Historically, the Compensation Committee solicits and considers the recommendations of our senior management officers in making these determinations.

            The objective criteria for the Bonus Plan can vary each year and may include the achievement of the operating budget for GTx, personnel-related objectives, continued innovation in development and progress towards the clinical development of our product candidates, timely development of new product candidates or processes, implementation of financing strategies, including licensing and/or asset dispositions that raise near-term capital for GTx and provide opportunities for increased stockholder value, the establishment of strategic alliances, partnerships or collaborations with third parties, and meeting preclinical, clinical, or regulatory objectives.

            Although the Compensation Committee typically approves the performance goals and specific criteria prior to the start of or early in the applicable calendar year, it retains the discretion to modify or otherwise change the objectives during the applicable calendar year. In addition, under the Bonus Plan, the Compensation Committee has the discretion to make additional bonus awards, apart from those related to the achievement of specified performance objectives.

            The Compensation Committee may suspend bonus eligibility under the Bonus Plan, which was the case in the fall of 2013 when we suspended cash bonus award eligibility under our Bonus Plan following the disappointing results from our Phase 3 clinical trials of enobosarm 3 mg to treat cancer wasting in non-small cell lung cancer patients. The Compensation Committee also may determine that circumstances are such that there should be no cash bonus award eligibility at all under the Bonus Plan for a particular calendar year, as was the case in 2015 when the Compensation Committee decided that company cash should be preserved and an equity award should be utilized to retain employees and incentivize them to increase stockholder value.

            Bonus Plan for 2016.    For 2016, the Compensation Committee determined to reinstate for cash bonus award eligibility under the Bonus Plan by approving in November 2015 the performance criteria to be achieved in order for an executive officer to be eligible to receive cash bonus awards under the Bonus Plan for the performance period from January 1, 2016 through December 31, 2016. As approved, an executive officer could have received (i) up to 100% of such executive officer's target bonus as a result of completing enrollment in stage 1 of each our two ongoing enobosarm Phase 2 advanced breast cancer studies within designated time periods and receiving positive data from the trials sufficient for our Board of Directors to determine to move forward with the continued development of enobosarm for the specific indication being evaluated in each clinical trial (i.e., up to 50% of target bonus for each clinical trial); (ii) up to 25% of such executive officer's target bonus as a result of completing enrollment in our Phase 2 proof-of-concept clinical trial of enobosarm to treat postmenopausal women with stress urinary incontinence, or SUI, within a designated time period and receiving positive data from the trial sufficient for our Board of Directors to determine to move forward with the continued development of enobosarm in SUI; and (iii) up to 30% of such executive officer's target bonus if GTx had entered into license or collaboration agreements during 2016 providing at least a threshold amount of cash to GTx from the transaction. Additionally, an executive officer was eligible for a bonus award of up to 10% of his or her target bonus based on the Compensation Committee's assessment of the executive officer's personal performance. Accordingly, an executive officer's actual total bonus award could have been awarded at a level above target. Consistent with its past practice for approving potential bonus targets for the company's two most senior officers and its other executive officers, the Compensation Committee established target bonus payments for Mr. Hanover and Dr. Wills at an amount equal to 65% of their base salaries, while Mr. Doggrell's target bonus payment was set at 35% of his base salary. Bonus payments were to be paid upon the achievement of the applicable performance criteria.

            Fiscal Year 2016 Payouts.    A bonus payment equal to 10% of each named executive officer's target bonus payment was paid in June 2016 following completion of enrollment in stage 1 of our Phase 2 clinical trial of enobosarm to treat estrogen receptor positive (ER+), androgen receptor positive (AR+) breast cancer, and another bonus payment equal to 40% of each named executive officer's target bonus payment was paid in September 2016 following our receipt of positive data from stage 1 of the ER+/AR+ clinical trial that the Board believed was sufficient to warrant proceeding to the second stage of the clinical trial. No other bonus payments tied to the objective performance criteria for 2016 were earned by the named executive officers, although the Compensation Committee approved discretionary bonus payments in December 2016 to our named executive officers equal to

10% of their respective target bonus. Below is a summary of each named executive officer's target bonus and actual bonus for 2016 under the Bonus Plan:

Fiscal Year 2016 Bonus Plan Results
Named Executive Officer	Total Target Award ($)	Target Percentage (% of Base Salary)	Total Amount Actually Awarded ($)
Marc S. Hanover	281,222	65	168,733
Robert J. Wills, Ph.D.	143,000	65	85,800
Henry P. Doggrell	132,342	35	79,405

            Bonus Plan for 2017.    In December 2016, our Compensation Committee approved the performance criteria to be achieved in order for our executive officers to be eligible to receive cash bonus awards under the Bonus Plan for the performance period from January 1, 2017 through December 31, 2017. Following additional discussion with management, the Compensation Committee amended the performance criteria at its meeting in February 2017 to better define the elements to be attained within designated time periods to be eligible for bonus compensation awards during 2017 on account of our clinical trials. For 2017, an executive officer could receive (i) 15% of such executive officer's target bonus as a result of the achievement of certain clinical goals related to our ongoing Phase 2 clinical trial of enobosarm to treat ER+/AR+ breast cancer within a designated time period; (ii) up to 40% of such executive officer's target bonus as a result of the achievement of certain clinical goals related to GTx's evaluation of selective androgen receptor modulators, or SARMs, for the treatment of SUI within designated time periods; (iii) 30% of such executive officer's target bonus related to the filing and acceptance of regulatory applications within a designated time period necessary to commencing human clinical studies of GTx's licensed selective androgen receptor degrader, or SARD, technology; and (iv) up to 25% of such executive officer's target bonus related to certain strategic transaction goals related to our SARD and SARM programs. However, in the event that a strategic transaction results in the cancelation or modification of any of the milestone events set forth above prior to their anticipated occurrence, any such milestone events that have been canceled or modified will be deemed to have been fulfilled and the commensurate bonus payment or payments associated with such milestone events will be become payable. Additionally, an executive officer is eligible for a bonus award of up to 10% of his or her target bonus based on the Compensation Committee's assessment of the executive officer's personal performance. Accordingly, an executive officer's actual total bonus award could be awarded at a level above target. As in 2016, the potential bonus payments under the Bonus Plan for 2017 will be 65% of base salary for Mr. Hanover and Dr. Wills and 35% of base salary for the other executive officers of the company. Also as in 2016, actual cash bonus awards under the Bonus Plan for 2017 generally will be paid upon the achievement of the applicable performance criteria. Although the Compensation Committee has approved the performance criteria to be achieved in order to be eligible to receive cash bonus awards under the Bonus Plan for 2017, the Compensation Committee retains the discretion to modify or otherwise change the relevant performance criteria. In addition, under the Bonus Plan, the Compensation Committee has the discretion to make additional cash bonus awards, apart from those related to the achievement of specified performance criteria.

       Stock Awards

            In February 2015, we granted restricted stock unit, or RSU, awards to each of Messrs. Hanover and Doggrell, with the RSU award granted to Mr. Hanover covering 75,000 shares of common stock and the RSU award granted to Mr. Doggrell covering 50,000 shares of common stock. The RSU awards were granted to Messrs. Hanover and Doggrell in lieu of any adjustment in base salaries for 2015 and in lieu of any cash bonus award eligibility under our Bonus Plan for 2015. Each of the RSU awards granted to Messrs. Hanover and Doggrell vested as to 20% of the shares subject to the RSU award on each of January 1, 2016 and January 1, 2017, and vest as to the final 60% of the shares subject to the RSU award on January 1, 2018, subject to continuous service. In connection with Dr. Wills joining GTx in March 2015, we granted an RSU award to Dr. Wills covering 100,000 shares of common stock that vest in three equal annual installments commencing one year after the grant date, subject to continuous service. The RSU award granted to Dr. Wills was part of a negotiated agreement for him to join the company as the Board's Executive Chairman, with the size of the RSU award (and the other elements of the offer to Dr. Wills) determined by the Compensation Committee based on factors that included input by the Board's search committee as to the nature of the offer that the search committee believed was necessary to attract the services of a recognized industry expert like Dr. Wills. The vesting of the RSU awards granted to our named executive officers in 2015 is subject to acceleration under certain circumstances as described below under "—Post-Termination Compensation—Employment Agreements" and "—Post-Termination Compensation—Stock Option, RSU and Equity Plan Provisions—Stock Award Vesting Acceleration."

            We did not grant any stock options to our named executive officers in 2015. However, consistent with the Compensation Committee's historical practice for granting long term incentive equity awards, in December 2015, the Compensation Committee approved the grant of stock options to purchase 40,000 shares of GTx common stock to each of Mr. Hanover and Dr. Wills, and a stock option to purchase 25,000 shares of GTx common stock to Mr. Doggrell, each of which grants was effective on January 1, 2016. The stock options vest equally over a three year period beginning January 1, 2019, subject to continuous service, thus providing long term incentive compensation for those employees who remain with GTx and increase stockholder value. The grant to each executive officer was found by the Compensation Committee to be consistent with prior annual stock option grants and in line with the equity awards made to their executive officers by our peer industry group. The exercise price for these stock options is $7.00 per share, the closing price of GTx's common stock on the last trading day of 2015 (as adjusted to give effect to the Reverse Stock Split). The stock options expire on December 31, 2025, unless they are forfeited or expire earlier in accordance with their terms. All options granted to our named executive officers may be exercised with cash, provided that the Board or the Compensation Committee may provide that the exercise price may also be paid by delivery to us of other unencumbered shares of our common stock with a value equal to the aggregate option exercise price, pursuant to a cashless exercise program, or in any other form of legal consideration that may be acceptable to the Board or the Compensation Committee (which may include a "net exercise" of the option). As a general matter, the vested portion of the stock options granted to our named executive officers in 2016 will expire three months after the named executive officer's last day of service with us, subject to extension in certain termination situations as described below under "—Post-Termination Compensation—Stock Option, RSU and Equity Plan Provisions—Extended Post-Termination Option Exercise Period" below. Events that can accelerate the vesting of GTx's stock options are described below under "—Post-Termination Compensation—Stock Option, RSU and Equity Plan Provisions—Stock Award Vesting Acceleration" below.

            As indicated above under "Special Note Regarding Reverse Stock Split," the number of shares of common stock subject to the grants described above, as well as the exercise price of the options described above, have been retroactively adjusted to give effect to the Reverse Stock Split.

       Employment Agreements

            Each of our named executive officers has entered into a written employment agreement with GTx. Descriptions of our employment agreements with our named executive officers are included under the caption "—Post-Termination Compensation—Employment Agreements" below.

       Other Compensatory Arrangements

            For a description of the other elements of our executive compensation program, see "—Post-Termination Compensation—Retirement and Other Benefits." Except for the benefits described under "—Post-Termination Compensation—Retirement and Other Benefits," GTx does not generally provide its executive officers with any other perquisites and benefits that differ from what are provided to GTx employees generally. To date, the Compensation Committee has not generally considered the provision of such additional perquisites and benefits to be a necessary element of GTx's executive compensation program. However, GTx may, from time to time, offer certain perquisites and benefits to its executive officers not offered to the general employee population, such as commuting, relocation and temporary housing benefits. In this regard, we reimbursed travel-related expenses for Dr. Wills in 2015 and 2016 for travel between his out-of-state permanent residence and GTx's headquarters in Memphis, Tennessee. Upon the recommendation of the Compensation Committee, the Board also approved tax gross-up payments to Dr. Wills related to these expense reimbursements, as the reimbursements are taxable to Dr. Wills as imputed income. The Compensation Committee believes that the provision of tax gross-up payments to Dr. Wills to offset the tax obligation associated with these imputed income amounts was appropriate and necessary for retaining Dr. Wills.

Outstanding Equity Awards at Fiscal-Year End

            The following table summarizes the number of outstanding equity awards held by each of our named executive officers as of December 31, 2016.

OUTSTANDING EQUITY AWARDS AT 2016 FISCAL-YEAR END TABLE

	Option Awards					Stock Awards

	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)		Option Exercise	Option Expiration	Number of Shares or Units of Stock That Have Not		Market Value of Shares or Units of Stock That Have Not

Name	Exercisable	Unexercisable(1)		Price ($)	Date	Vested (#)(1)		Vested($)(9)

Marc S. Hanover	12,500	—		143.50	12/31/17	60,000	(7)	316,800
	5,000	—		168.40	12/31/18
	7,000	—		42.00	12/31/19
	7,000	—		26.50	12/31/20
	5,600	1,400	(2)	33.60	12/31/21
	5,400	3,600	(3)	42.00	12/31/22
	20,000	30,000	(4)	15.60	04/02/24
	—	25,000	(5)	13.30	06/04/24
	—	40,000	(6)	7.00	12/31/25

Robert J. Wills	—	40,000	(6)	7.00	12/31/25	66,666	(8)	351,996

Henry P. Doggrell	2,500	—		143.50	12/31/17	40,000	(7)	211,200
	2,500	—		168.40	12/31/18
	3,500	—		42.00	12/31/19
	3,500	—		26.50	12/31/20
	2,800	699	(2)	33.60	12/31/21
	3,300	2,200	(3)	42.00	12/31/22
	10,000	—		18.80	09/30/23
	—	20,000	(5)	13.30	06/04/24
	—	25,000	(6)	7.00	12/31/25

(1)
In addition to the specific vesting schedule for each stock option and RSU award, each unvested stock option and RSU award is subject to potential future vesting acceleration as described under the heading "—Post-Termination Compensation" below.

(2)
One-fifth of the shares subject to the option vested on each of January 1, 2013, January 1, 2014, June 1, 2014 and January 1, 2016, with the remaining shares vesting on January 1, 2017.

(3)
One-fifth of the shares subject to the option vested on each of January 1, 2014, June 1, 2014, January 1, 2016 and January 1, 2017, with the remaining shares vesting on January 1, 2018.

(4)
One-fifth of the shares subject to the option vested on each of April 3, 2015 and April 2, 2016, with the remaining shares vesting as to one-fifth of the shares on each of April 3, 2017, April 3, 2018 and April 3, 2019.

(5)
One-third of the shares subject to the option will vest on each of June 5, 2017, June 5, 2018 and June 5, 2019.

(6)
One-third of the shares subject to the option will vest on each of January 1, 2019, January 1, 2020 and January 1, 2021.

(7)
20% of the shares subject to the RSU award vested on each of January 1, 2016 and January 1, 2017, with the remaining shares vesting on January 1, 2018.

(8)
One-third of the shares subject to the RSU award vested on each of March 2, 2016 and March 2, 2017, with the remaining shares vesting on March 2, 2018.

(9)
The market values of the RSU awards that have not vested are calculated by multiplying the number of RSUs shown in the table by the closing price of our common stock on December 30, 2016, the last trading day of 2016, which was $5.28.

Option Exercises and Stock Vested During 2016

            The following table provides information on RSU awards vested and the value realized, determined as described below, for the named executive officers during the year ended December 31, 2016. No stock options were exercised by the named executive officers during the year ended December 31, 2016.

	Stock Awards

Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)

Marc S. Hanover	15,000	105,000

Robert J. Wills	33,333	230,000

Henry P. Doggrell	10,000	70,000

(1)
The number of shares acquired on vesting has been retroactively adjusted to give effect to the Reverse Stock Split. See "Special Note Regarding Reverse Stock Split" above.

(2)
The value realized on vesting is based on the number of shares underlying the RSU awards that vested and the closing price of our common stock on the vesting date (or, in the case of RSU awards vesting on a day that was not a trading day, the closing price of our common stock on the immediately preceding trading day), as adjusted to give effect to the Reverse Stock Split.

Post-Termination Compensation

            We have entered into employment agreements with each of our named executive officers. Described below are the circumstances that would trigger our obligation to make cash payments pursuant to these employment agreements following the termination of a named executive officer's employment with us and the cash payments that we would be required to provide. We also describe below the termination and change of control events that would trigger the accelerated vesting of stock options and RSUs held by our named executive officers and the extension of the post-termination exercise period with respect to those stock options.

       Employment Agreements

    Termination Without "Cause" or For "Good Reason" after a Change of Control

            The employment agreements with our named executive officers provide for cash post-termination change of control payments equal to one year's base salary and monthly premium payments to continue the named executive officer's health insurance coverage for up to twelve months following his or her termination. These change of control salary continuation and health insurance coverage benefits are structured on a "double-trigger" basis, meaning that before a named executive officer is eligible to receive such change of control benefits, (1) a change of control must occur and (2) within twelve months after such change of control, the named executive officer's employment must be terminated without "cause" or the named executive officer must resign for "good reason." GTx's obligation to make the salary continuation payments and health insurance premium payments under the employment agreements is conditioned upon the former named executive officer's compliance with the confidentiality provisions of the employment agreement and the provisions of the non-competition provisions of the employment agreement for a period of one year following termination. In addition, GTx's obligation to make the salary continuation payments and health insurance premium payments is conditioned upon GTx's receipt of an effective general release of claims executed by the named executive officer. The post-termination salary continuation payments will be generally made over the one-year period following termination on our regular payroll dates rather than in a lump sum, except that the timing of these payments may be deferred for up to six months if these payments would constitute deferred compensation under Section 409A of the Internal Revenue Code (in which case, the deferred payment would be made in a lump sum following the end of the deferral period, with the balance being paid thereafter on our regular payroll dates).

            A change of control generally means the following:

  •
  the sale or other disposition of all or substantially all of GTx's assets (including a liquidation or dissolution of GTx);

  •
  if any person or group acquires beneficial ownership of 50% or more of GTx's voting securities (subject to certain exceptions);

  •
  a merger or consolidation of GTx with or into any other entity, if immediately after the transaction more than 50% of the voting stock of the surviving entity is held by persons who were not holders of at least 50% of GTx's voting stock as of the effective date of the named executive officer's employment agreement; or

  •
  a majority of our Board becomes comprised of individuals whose nomination, appointment, or election was not approved by a majority of the Board members or their approved successors.

            "Cause" is generally defined as the named executive officer's:

  •
  conviction for a felony;

  •
  theft, embezzlement, misappropriation of or intentional infliction of material damage to GTx's property or business opportunities;

  •
  breach of his or her confidentiality or non-competition obligations, as applicable, under his or her employment agreement; or

  •
  ongoing willful neglect of or failure to perform his or her duties, or his or her ongoing willful failure or refusal to follow any reasonable, unambiguous duly adopted written direction that is not inconsistent with the description of such named executive officer's duties, provided that such willful neglect or failure is materially damaging or materially detrimental to the business and operations of GTx, and after 30 days' notice and the opportunity to cure.

            "Good reason" is generally defined as the following actions taken without the consent of the named executive officer after a change of control (in each case where the named executive officer has provided written notice within 30 days of the action, such action is not remedied by GTx within 30 days following such notice, and the named executive officer's resignation is effective not later than 60 days after the expiration of such 30-day cure):

  •
  an adverse change in the named executive officer's authority, duties or responsibilities (including reporting responsibilities) which, without the named executive officer's consent, represents a material reduction in or a material demotion of the named executive officer's authority, duties or responsibilities as in effect immediately prior to the change of control, or the assignment to the named executive officer of any duties or responsibilities that are materially inconsistent with and materially adverse to such authority, duties or responsibilities;

  •
  a material reduction in the then current base salary of the named executive officer;

  •
  the relocation of the named executive officer's principal office to a location that increases his one-way commute by more than 20 miles (or, in the case of Dr. Wills, a relocation outside of New Jersey);

  •
  the failure of GTx to obtain an agreement reasonably satisfactory to the named executive officer from any successor entity upon the change of control to assume and agree to perform his or her employment agreement in all material respects; or

  •
  a material breach by GTx of any provision of the named executive officer's employment agreement or any other then-effective agreement with the named executive officer.

    Termination Without "Cause" or For "Good Reason" Prior to or Not in Connection with a Change of Control

            Our employment agreement with Dr. Wills provides for cash post-termination payments equal to one year's base salary (generally to be made over the one-year period following termination on our regular payroll dates) and monthly premium payments to continue his health insurance coverage for up to twelve months following his termination, should his employment be terminated without "cause" or should he resign for "good reason", in each case irrespective of whether such termination is within twelve months after (or otherwise in connection with) a change of control. In addition, under the terms of our employment agreements with Dr. Wills, if his employment is terminated without "cause" or he resigns for "good reason" prior to a change of control, then any unvested portion of the initial RSU awards that we granted to Dr. Wills in connection with the commencement of his employment with GTx that is scheduled to vest on the next scheduled vesting date will become fully vested upon such termination.

    Other Termination Scenarios

            If we terminate a named executive officer's employment for "cause," or if a named executive officer voluntarily terminates his or her employment without "good reason," or upon the death of a named executive officer, the named executive officer would generally have no right to receive any compensation or benefits under his or her employment agreement on or after the effective date of termination, other than any accrued and unpaid salary and expense reimbursement. However, under our employment agreements with Dr. Wills, Dr. Wills would nonetheless be entitled to any earned but unpaid annual bonus with respect to any completed calendar year immediately preceding his termination date. Likewise, except as described above under "—Termination Without "Cause" or For "Good Reason" Prior to or Not in Connection with a Change of Control" with respect to Dr. Wills, if we terminate a named executive officer's employment without "cause," or if a named executive officer voluntarily terminates his or her employment with "good reason," in each case not within twelve months following a change of control, the named executive officer would have no right to receive any compensation or benefits under his employment agreement on or after the effective date of termination, other than any accrued and unpaid salary and expense reimbursement and, solely in the case of Dr. Wills, subject to our obligation under his employment agreement to pay any accrued but unpaid annual bonus with respect to any completed calendar year immediately preceding his termination date.

    Other Employment Agreement Benefits

            Except as set forth above, under the employment agreements with our named executive officers, our named executive officers would not be entitled to any other benefits following termination of service, including the continuation of general employee benefits, life insurance coverage and long term disability coverage, except as otherwise required by applicable law.

       Stock Option, RSU and Equity Plan Provisions

    Stock Award Vesting Acceleration

            Pre-IPO Plans.    The Genotherapeutics, Inc. Stock Option Plan, or the 1999 Plan, the GTx, Inc. 2000 Stock Option Plan, or the 2000 Plan, the GTx, Inc. 2001 Stock Option Plan, or the 2001 Plan, and the GTx, Inc. 2002 Stock Option Plan, or the 2002 Plan, each provide that in the event of a specified change of control transaction, all shares subject to option awards granted under these plans will immediately vest and be converted into cash, options or stock of equivalent value in the surviving organization under terms and conditions that substantially preserve the economic status of plan participants. Certain of the options granted to our executive officers to date have been granted pursuant to these plans. For purposes of our 1999 Plan, 2000 Plan, 2001 Plan and 2002 Plan, the definition of change of control is substantially similar to the definition of change of control under the employment agreements with our named executive officers. As a result of the adoption of our 2013 Equity Incentive Plan, or the 2013 Plan, we no longer grant any options under any of these plans.

            2004 Plan.    Our 2004 Equity Incentive Plan, or the 2004 Plan, provides that in the event of a specified corporate transaction such as a merger, consolidation or similar transaction, all outstanding options under the 2004 Plan may be assumed, continued or substituted for by any surviving or acquiring entity. If the surviving or acquiring entity elects not to assume, continue or substitute for such options, such options then held by individuals whose service has not terminated prior to the effective date of the corporate transaction would become fully vested, and, if applicable, exercisable and such options would be terminated if not exercised prior to the effective date of the corporate transaction. A recipient's award agreement may provide for acceleration upon other events. In this regard, the standard form of stock option agreement under the 2004 Plan provides for each stock option to become fully vested and exercisable if (i) the optionholder's service with GTx or its successor terminates within twelve months after a change of control and the termination of service is a result of an involuntary termination without cause or a constructive termination or (ii) the optionholder is required to resign his or her position with GTx as a condition of the change of control. For purposes of our 2004 Plan, the definition of change of control is similar to the definition of change of control under the employment agreements with our named executive officers. As a result of the adoption of the 2013 Plan, we no longer grant any equity awards under the 2004 Plan, and stock options were the only form of stock awards granted to our named executive officers under the 2004 Plan.

            The standard form of stock option agreement under the 2004 Plan generally defines "cause" as the grant recipient:

  •
  committing an act that materially injures the business of GTx;

  •
  refusing or failing to follow the lawful and reasonable directions of the Board or the appropriate individual to whom he or she reports, after 15 days' notice and the opportunity to cure;

  •
  willfully or habitually neglecting his or her duties with GTx, after 15 days' notice and the opportunity to cure;

  •
  being convicted of a felony that is likely to inflict or has inflicted material injury on the business of GTx; or

  •
  committing a material fraud, misappropriation, embezzlement or other act of gross dishonesty that resulted in material loss, damage or injury to GTx.

            The standard form of stock option agreement under the 2004 Plan generally defines a "constructive termination" as a voluntary termination within 12 months after a change of control after any of the following actions are taken without the consent of the grant recipient:

  •
  the assignment to the grant recipient of any duties or responsibilities which results in a significant reduction in his or her function as in effect immediately prior to the change of control;

  •
  a material reduction in the grant recipient's salary, as in effect on the effective date of the change of control;

  •
  the failure to continue in effect any benefit plan or program in which the grant recipient was participating immediately prior to the effective date of the change of control, or the taking of any action that would adversely affect his or her participation in (or reduce his or her benefits under) any such benefit plan or program (but either circumstance will only be grounds for a "constructive termination" if the range of benefit plans and programs offered by the acquirer is not comparable to the benefit plans previously offered by GTx, when considered as a whole);

  •
  a relocation of the grant recipient's principal office to a location more than 50 miles from the location at which he or she performed his or her duties as of the effective date of the change of control; or

  •
  a material breach by GTx of any provision of the grant recipient's stock option agreement under the 2004 Plan.

            2013 Plan.    Our 2013 Plan provides that in the event of a specified corporate transaction such as a merger, consolidation or similar transaction, all outstanding stock awards under the 2013 Plan may be assumed, continued or substituted for by any surviving or acquiring entity, and any reacquisition or repurchase rights held by GTx in respect of common stock issued pursuant to outstanding stock awards may be assigned by GTx to its successor (or the successor's parent company). If the surviving or acquiring corporation does not assume, continue or substitute any or all such outstanding stock awards, then with respect to stock awards that have not been assumed, continued or substituted and that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, the vesting (and, if applicable, the exercisability) of such stock awards will

(contingent upon the effectiveness of the corporate transaction) be accelerated in full to a date prior to the effective time of the corporate transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the corporate transaction), such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by GTx with respect to such stock awards will (contingent upon the effectiveness of the corporate transaction) lapse. Unless otherwise provided in a written agreement between GTx or an affiliate and a participant, the vesting (and, if applicable, the exercisability) of any other outstanding stock awards that are not assumed, continued or substituted in connection with the corporate transaction will not be accelerated and such stock awards will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction. A recipient's award agreement may provide for acceleration upon other events. In this regard, the standard form of stock option agreement under the 2013 Plan provides for each stock option to become fully vested and exercisable if the optionholder's service with GTx or its successor terminates on or within twelve months after a change of control and the termination of service is a result of an involuntary termination without cause or a constructive termination.

            For purposes of our 2013 Plan, the definition of change of control is similar to the definition of change of control under the employment agreements with our named executive officers.

            For purposes of our 2013 Plan, "cause" has the meaning ascribed to such term in any written agreement between the grant recipient and GTx, and in the absence of such an agreement, "cause" means the occurrence of any of the following:

  •
  the grant recipient's willful failure substantially to perform his or her duties and responsibilities or deliberate violation of a company policy;

  •
  the grant recipient's commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to GTx;

  •
  unauthorized use or disclosure by the grant recipient of any proprietary information or trade secrets of GTx or any affiliate or any other party to whom the grant recipient owes an obligation of nondisclosure as a result of the grant recipient's relationship with GTx or any affiliate; or

  •
  the grant recipient's willful breach of any of his or her obligations under any written agreement or covenant with GTx or any affiliate.

            The definition of a "constructive termination" in the standard form of stock option agreement under the 2013 Plan is similar to the definition of a "constructive termination" in the standard form of stock option agreement under the 2004 Plan, except that a constructive termination would also be deemed to occur if the board of GTx's successor requires the participant to resign from GTx in a manner that terminates the participant's continuous service, as a condition of the change in control. In addition, in order to have a basis for constructive termination under the 2013 Plan, a participant must provide written notice of the event giving rise to constructive termination to the board of GTx's successor within 30 days following such event, provide the successor with 30 days to cure such event, and, if not cured, the participant must resign from all positions then held with GTx and its successor not later than six months after the date of the participant's written notice to the board of the successor (or such earlier date as may be requested by the Board).

            Under the terms of the RSU awards granted to our named executive officers in 2015, which were granted under our 2013 Plan, if a change of control occurs and the named executive officer's service has not terminated prior to that change of control, then any outstanding and unvested RSUs award will vest in full immediately prior to that change of control. In addition, as described above under "—Employment Agreements—Termination Without "Cause" or For "Good Reason" Prior to a Change of Control," Dr. Wills is entitled to a partial vesting acceleration benefit with respect to the initial RSU awards that we granted to Dr. Wills if his employment is terminated without "cause" or he resigns for "good reason" prior to a change of control (each as defined in his employment agreement).

    Extended Post-Termination Option Exercise Period

            As a general matter, the terms of the options we have granted to our named executive officers provided that the vested portion of these options will expire three months after the named executive officer's termination of service. We refer to the period following the named executive officer's termination during which he or she can continue to exercise his or her vested stock options as the post-termination exercise period. However, in connection with the adoption of a retention bonus program by the Compensation Committee in September 2013, the options held by certain of our named executive officers and outstanding on or prior to September 27, 2013 were modified to generally provide for a six month post-termination exercise period. In addition, a retention stock option granted to Mr. Doggrell in 2013 generally provides for a six month post-termination exercise period. All such post-termination exercise periods are limited by, and will not exceed, the original expiration date of the option. In termination situations involving the death or disability of the named executive officer, or the named executive officer's voluntary retirement, the post-termination exercise period is generally extended beyond three months or six months, as applicable, following the named executive officer's termination of service. Under our 2004 Plan and the form of stock option agreement under our 2004 Plan, the post-termination exercise period will generally be one year following termination if the termination of service is a result of an involuntary termination without cause or a constructive termination within twelve months after a change of control. Under our 2013 Plan and the form of stock option agreement under our 2013 Plan, the post-termination exercise period will generally be one year following termination if the termination of service occurs either as a condition of a change of control or upon the effectiveness of a change of control, unless the stock option is not assumed, continued or replaced by the successor or acquiring entity. With respect to all of our stock option plans and the forms of stock option agreements under such stock option plans, if the termination is due to the named executive officer's death, the post-termination exercise period will generally be 18 months following termination, and if the termination is due to the named executive officer's disability, the post-termination exercise period will generally be one year following termination. With respect to our 2013 Plan and the form of stock option agreement under our 2013 Plan, if the termination is for cause, the option will terminate upon the date on which the event giving rise to the termination for cause first occurred (or, if required by law, the date of the termination). With respect to our 1999 Plan, 2000 Plan, 2001 Plan and 2002 Plan and the forms of stock option agreements under those plans, if a named executive officer voluntarily retires his or her employment (which generally means a retirement after age 65 or after age 55 following a specified period of service), the post-termination exercise period will generally be five years following termination. However, our 1999 and 2000 Plans provide that the Compensation Committee in its discretion can provide for any post-termination exercise period for a vested option in the event of the disability, death or involuntary termination of an option grant recipient of up to, but not exceeding, the initial ten-year term of the option. Under our 2004 Plan and 2013 Plan and the forms of stock option agreements under those plans, if a named executive officer voluntarily retires his or her employment (which generally means a retirement after age 65 following a specified period of service or after age 55 following a specified period of service and with the authorization of our Chief Executive Officer or the Board), the post-termination exercise period will generally be two years following termination. In no event, however, will the post-termination exercise period be extended beyond the initial ten-year term of the option.

       Retirement and Other Benefits

            We do not provide our employees, including our named executive officers, with a defined benefit pension plan, any supplemental executive retirement plans or retiree health benefits. Our named executive officers may participate on the same basis as other employees in our 401(k) retirement savings plan. Our 401(k) retirement savings plan provides an employer matching contribution of 100% of the first 4% of the employee's eligible compensation, subject to the annual Internal Revenue Service limits in effect from time to time. We believe this matching contribution is consistent with market practice and helps in attracting and retaining key executives.

            We offer a comprehensive employee benefit program, including health, life and disability insurance, to all of our regular employees, including certain of our named executive officers who are full time employees. This program provides a safety net of protection against the financial catastrophes that can result from illness, disability or death. Company-funded life insurance of up to $50,000 is provided to employees generally, and company-funded long-term disability insurance provides a 60% income-replacement benefit, up to $10,000 per month.

            The Compensation Committee has also approved supplemental life and long-term disability insurance for our executive officers. The total life insurance benefit for Mr. Hanover and certain eligible Vice Presidents is equal to twice the executive officer's annual salary, not to exceed $1 million in coverage for any officer, although Mr. Doggrell's total coverage amount was reduced 65% following his 65th birthday. Dr. Wills, as a part time employee, does not quality for health, life or disability insurance and other similar benefits pursuant to the requirements of the insurers' programs. However, should he in the future be deemed to be a "full time" employee by the insurers, he would also receive the same benefits as are presently provided to Mr. Hanover and our eligible Vice Presidents. The Compensation Committee believes that the cost of providing this supplemental insurance coverage is minimal in comparison to the value of such benefits in attracting and retaining executive employees and that providing these supplemental benefits is consistent with the practices of other public companies.

Compensation and Risk

            In February 2017, the Compensation Committee considered our compensation policies, practices and programs as generally applicable to our employees and determined that our policies, practices and programs do not encourage excessive or unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on our company. The design of our compensation policies and programs encourage our employees to remain focused on our long-term goals of increasing shareholder value through the successful development of our clinical product candidates. For example, through our use of different types of equity compensation awards that provide long term incentives to increase our share price, as well as our use of multi-year vesting for stock option and restricted stock unit awards, we believe that our employee compensation programs promote a long-term stockholder perspective, encourage decisions that will result in sustainable performance over the longer term, and mitigate the risks associated with an undue short-term focus on results.

 DIRECTOR COMPENSATION

Cash Retainers

            In February 2015, based on the recommendation of the Nominating and Corporate Governance Committee and the Compensation Committee, which based their recommendations on information developed by Radford, a third party compensation consultant, the Board substantially revised its list of industry peers which it uses to assess Board and executive compensation to better reflect the size, financial condition and developmental level of our company, and approved modifications to the compensation paid to non-employee directors by GTx to bring our non-employee director compensation more in line with the median compensation being received by the non-employee directors of our industry peers. In November 2015, following the recommendations of Radford described above and a review of Equilar data made available to the Compensation Committee and other members of the Board regarding peer board compensation, the Board approved the recommendations of both the Nominating and Corporate Governance Committee and the Compensation Committee that the following cash compensation payments be made quarterly to the Board and committee members, effective January 1, 2016:

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  a $35,000 annual retainer for service as a member of our Board of Directors;

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  a supplemental annual retainer for the Lead Director of the Board and for the Chairs of each Board committee in the following amounts: $15,000 for the Lead Director of the Board; $17,500 for Chair of the Audit Committee; $10,000 for Chair of the Compensation Committee; and $8,500 for Chair of the Nominating and Corporate Governance Committee; and

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  a supplemental annual retainer for each member of the following committees other than the Chairs, in the following amounts: $10,000 for members of the Audit Committee; $7,500 for members of the Compensation Committee; $5,000 for members of the Nominating & Corporate Governance Committee; and $10,000 for members of the Scientific and Development Committee.

            No directors currently receive consulting fees from GTx. A director who is also an employee (currently Mr. Hanover and Dr. Wills) receives no additional compensation for service on the Board.

Directors' Deferred Compensation Plan

            Since June 30, 2004, our non-employee directors have had the opportunity to defer all or a portion of their fees under our Directors' Deferred Compensation Plan. Deferrals can be made into a cash account, a stock account, or a combination of both. Deferrals into a cash account would accrue interest at the prime rate of interest announced from time to time by a local bank utilized by us, and deferrals into a stock account accrue to the deferring director rights in shares of GTx common stock equal to the cash compensation then payable to the director for his or her Board service divided by the then current fair market value of GTx common stock. Currently, all but two of our non-employee directors have elected to defer all or some of their Board compensation into stock accounts. No directors have deferred their Board compensation into cash accounts. Under the Directors' Deferred Compensation Plan, amounts credited to cash or stock accounts are distributed in a single lump sum on the date, if any, selected by the director pursuant to his or her election or, if no such election is made or if the selected distribution date is after his or her separation from service, then the distribution would be made on the date of his or her separation from service in the form of a single lump sum (subject to deferral under certain circumstances to the extent necessary to avoid the incurrence of adverse personal tax consequences under Section 409A of the Internal Revenue Code). Any fractional shares of GTx common stock will be distributed in cash valued at the then current fair market value of GTx common stock.

Equity Compensation

            Pursuant to our Non-Employee Director Compensation Policy, or the Director Compensation Policy, each non-employee director of GTx (who does not own more than ten percent of the combined voting power of GTx's then outstanding securities) is eligible for certain initial and annual stock awards, which grants are currently made pursuant to GTx's 2013 Non-Employee Director Equity Incentive Plan, or the 2013 Directors' Plan, which is the successor to our Amended and Restated 2004 Non-Employee Directors' Stock Option Plan, or the Prior Directors' Plan. Accordingly, each of our non-employee directors, with the exception of Mr. Hyde, is eligible to receive these initial and annual non-statutory stock awards. Under the Director Compensation Policy, any individual who first becomes a non-employee director is eligible for a stock award in such form and in such amount that the Board deems necessary to attract such individual to join the Board. In 2016, the Board determined to grant to Dr. Neil an initial stock option covering 10,000 shares of common stock in connection with his joining the Board in August 2016. In addition, under the Director Compensation Policy, any individual who is serving as a non-employee director on the day following an annual meeting of GTx's stockholders automatically will be granted an option to purchase shares of common stock on that date; provided, however, that if the individual has not been serving as a non-employee director for the entire period since the preceding annual meeting, the number of shares subject to such individual's annual grant will be reduced pro rata for each full month prior to the date of grant during which such individual did not serve as a non-employee director. Based on information made available by Radford to the Nominating and Corporate Governance Committee and the Compensation Committee, which information indicated that the equity grants previously received by our non-employee directors were below the 25th percentile of grants received by non-employee directors of our peers, the Board approved in February 2015, upon the recommendations of the Nominating and Corporate Governance Committee and the Compensation Committee, to award each eligible non-employee director a one-time grant of 10,000 stock options on the day following the 2015 Annual Meeting to increase their equity holdings to an amount closer to the median equity grants received by non-employee directors in our peer group, and to award future annual grants thereafter in amounts which approximate the median grants of our peers. In November 2015, the Board, upon the upon the recommendations of the Nominating and Corporate Governance Committee and the Compensation Committee, modified the Director Compensation Policy to provide that the number of shares subject to the annual stock option grant will be based on approximately the 50th percentile of the equity value granted to non-employee directors of GTx's peers and will be considered by the Nominating and Corporate Governance Committee and the Compensation Committee and recommended to the Board for approval. In November 2015, the Board, upon the upon the recommendations of the Nominating and Corporate Governance Committee and the Compensation Committee, determined that the number of shares subject to the automatic annual grants occurring on the date following the 2016 Annual Meeting will be 5,000 shares of GTx common stock; accordingly, each non-employee director (other than Mr. Hyde) then serving as a non-employee director received a grant for 5,000 shares at the 2016 Annual Meeting. As indicated above under "Special Note Regarding Reverse Stock Split," the number of shares of common stock subject to the grants described above has been retroactively adjusted to give effect to the Reverse Stock Split. In February 2017, the Board, upon the recommendations of the Nominating and Corporate Governance Committee and the Compensation Committee, determined that the number of shares subject to the automatic annual grants occurring on the date following the 2017 Annual Meeting will be 15,000 shares of GTx common stock. The shares subject to each initial grant and each annual grant vest in a series of three successive equal annual installments measured from the date of grant, so that each initial grant and each annual grant will be fully vested three years after the date of grant. The exercise price per share for the options granted under the 2013 Directors' Plan is not less than the fair market value of the stock on the date of grant.

Prior to the adoption of the 2013 Directors' Plan at the 2013 Annual Meeting of Stockholders, initial and annual stock option grants were made pursuant to the Prior Directors' Plan.

            In the event of a specified corporate transaction, as defined in the Prior Directors' Plan or the 2013 Directors' Plan, as applicable, all outstanding options granted under the Prior Directors' Plan and the 2013 Directors' Plan may be assumed or substituted for by any surviving or acquiring entity. If the surviving or acquiring entity elects not to assume or substitute for such options, then (a) with respect to any such options that are held by optionees then performing services for GTx or its affiliates, the vesting and exercisability of such options will be accelerated in full and such options will be terminated if not exercised prior to the effective date of the corporate transaction, and (b) all other outstanding options will terminate if not exercised prior to the effective date of the corporate transaction. If a specified change of control transaction occurs, as defined in the Prior Directors' Plan, then the vesting and exercisability of the optionee's options granted under the Prior Directors' Plan will be accelerated in full immediately prior to (and contingent upon) the effectiveness of the transaction. Under the Prior Directors' Plan, if an optionee is required to resign his or her position as a non-employee director as a condition of the change of control transaction, the vesting and exercisability of the optionee's options will be accelerated in full immediately prior to the effectiveness of such resignation. Under the 2013 Directors' Plan, if a specified change of control transaction occurs, as defined in the 2013 Directors' Plan, then all stock awards held by a participant whose continuous service has not terminated prior to such time will become fully vested and, if applicable, exercisable, immediately prior to the transaction. In addition, under the 2013 Directors' Plan, if a non-employee director is required to resign his or her position as a non-employee director as a condition of the change of control transaction, all outstanding stock awards held by such individual will become fully vested and, if applicable, exercisable, as of immediately prior to such resignation. During 2008, the Board, upon the recommendation of the Compensation Committee, adopted a general policy regarding the retirement of non-employee directors that provides that the Board will act, on a case-by-case basis, to accelerate the vesting and exercisability of the retiring director's options in full provided such director retires from the Board in good standing.

            The table below represents the compensation earned by each non-employee director during 2016. Neither Mr. Hanover nor Dr. Wills are listed in the following table since they served as our employees during their respective term service on our Board of Directors and did not receive any additional compensation for serving as members of our Board of Directors. Each of Mr. Hanover's and Dr. Wills' compensation is described under "Executive Compensation" above.

DIRECTOR COMPENSATION—FISCAL 2016

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)

J. R. Hyde, III	62,500	—	62,500

Michael G. Carter, M.D.	65,000	26,370	91,370

J. Kenneth Glass	60,000	26,370	86,370

Garry A. Neil, M.D.	16,667	42,686	59,353

Kenneth S. Robinson, M.D., M.Div.	53,500	26,370	79,870

(1)
Represents fees earned in 2016 that were either paid, deferred or were payable at the end of 2016. Each director in the table above, other than Mr. Glass and Dr. Carter, elected to defer payment of all or a portion of his earned fees during 2016 pursuant to the Directors' Deferred Compensation Plan. The number of shares credited to individual stock accounts for our non-employee directors under the Directors' Deferred Compensation Plan as of December 31, 2016 was as follows: 27,298 shares for Mr. Hyde; 3,632 shares for Dr. Carter; 655 shares for Mr. Glass; 2,376 shares for Dr. Neil and 22,867 shares for Dr. Robinson.

(2)
The amounts in this column represent the aggregate grant date fair value of all option awards granted to our non-employee directors during the year ended December 31, 2016 as computed in accordance with FASB ASC Topic 718. Assumptions used in computing the aggregate grant date fair value in accordance with FASB ASC Topic 718 are set forth in Note 3—Share-Based Compensation to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016.

The following table indicates the grant date fair value for the annual option (or initial option in the case of Dr. Neil) awarded to each non-employee director during the year ended December 31, 2016, as determined in accordance with FASB ASC Topic 718, as well as the total number of shares subject to options outstanding as of December 31, 2016 for each non-employee director listed in the table above:

Name	FASB ASC Topic 718 Grant Date Fair Value ($)	Total Shares Subject to Options Outstanding at 12/31/2016 (#)

J. R. Hyde, III	—	—

J. Kenneth Glass	26,370	25,600

Michael G. Carter, M.D.	26,370	25,566

Garry A. Neil, M.D.	42,686	10,000

Kenneth S. Robinson, M.D., M.Div.	26,370	25,000

 RELATED PARTY TRANSACTIONS AND INDEMNIFICATION

Policies and Procedures for Review of Related Party Transactions

            Upon recommendation of the Audit Committee, the Board adopted a related party transactions policy, which specifies GTx's policies and procedures regarding transactions between GTx and its employees, officers, directors or their family members. GTx's Chief Legal Officer is responsible for (a) ensuring that policy is distributed to all GTx officers, directors and other managers and (b) requiring that any proposed related party transaction be presented to the Audit Committee for consideration before GTx enters into any such transactions. This policy can be found on GTx's website (www.gtxinc.com) under "Investors" at "Corporate Governance."

            It is the policy of GTx to prohibit all related party transactions unless the Audit Committee determines in advance of GTx entering into any such transaction that there is a compelling business reason to enter into such a transaction. There is a general presumption that the Audit Committee will not approve a related party transaction with GTx. However, the Audit Committee may approve a related party transaction if:

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  the Audit Committee finds that there is a compelling business reason to approve the transaction, taking into account such factors as the absence of other unrelated parties to perform similar work for a similar price within a similar timeframe; and

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  the Audit Committee finds that it has been fully apprised of all significant conflicts that may exist or otherwise arise on account of the transaction, and it believes, nonetheless, that GTx is warranted entering into the related party transaction and has developed an appropriate plan to manage the potential conflicts of interest.

Certain Transactions With or Involving Related Persons

            November 2014 Private Placement and Related Registrations.    In November 2014, we sold an aggregate of 64,311,112 immediately separable units in a private placement, or the Private Placement, which units consisted of an aggregate of 64,311,112 shares of our common stock and warrants to purchase up to 64,311,112 additional shares of our common stock for an aggregate purchase price of approximately $43.4 million, or $0.675 per unit. The share and per share information provided above and in the table below, except as otherwise noted, has not been retroactively adjusted to give effect to the Reverse Stock Split. Pursuant to the securities purchase agreement under which we sold the above-referenced units to the investors, we filed two registration statements with the SEC, one in 2014 and one in 2015, to register the resale of the above-referenced shares and the shares underlying the above-referenced warrants, and agreed to keep such registration statements effective for up to two years following the closing of the Private Placement. We agreed to bear all expenses of such registration of the resale of these shares, including the legal expenses of the investors of up to $5,000 per investor per registration statement. Our total expenses in connection with the filing of these two registration statements were approximately $103,000. The investors in the Private Placement included the following "related parties":

Investor	Shares Purchased	Warrants Purchased(4)	Aggregate Unit Purchase Price
J.R. Hyde III(1)	24,545,455	24,545,455	$16,568,182.13
The Pyramid Peak Foundation(1)	24,545,455	24,545,455	$16,568,182.13
Entities affiliated with BVF Partners(2)(3)	11,111,111	11,111,111	$7,499,999.94
Formanek Investment Trust(2)	3,700,000	3,700,000	$2,497,500.00
Marc S. Hanover(1)	227,273	227,273	$153,409.28

(1)
Executive officer, director and/or greater than 5% stockholder (and a "related party") immediately prior to the Private Placement.

(2)
Became a greater than 5% stockholder of GTx as a result of the Private Placement and, accordingly, became a "related party" of GTx.

(3)
BVF Partners led the negotiation of the Private Placement and we agreed, pursuant to the securities purchase agreement, to reimburse BVF Partners for its reasonable legal fees (up to $25,000). We subsequently reimbursed BVF Partners for its legal fees in the amount of $20,399.

(4)
The warrants currently have a per share exercise price of $8.50 (as adjusted to give effect to the Reverse Stock Split) and are exercisable at any time and from time to time through May 6, 2019.

            The Board of Directors appointed a Special Committee of the Board of Directors, consisting of Mr. Glass, and Drs. Carter, Robinson and Furr, who are (or were) disinterested and independent directors, to review and evaluate the Private Placement and any other alternative transaction to the Private Placement, and delegated to the Special Committee the exclusive power and authority to consider, negotiate, disapprove or approve the Private Placement, which Special Committee ultimately determined to approve. Likewise, as a result of the participation of related parties in the Private Placement, the Private Placement was reviewed and pre-approved by the Audit Committee in accordance with our related party transactions policy.

            October 2016 Registered Direct Offering of Common Stock.    In October 2016, we sold an aggregate of 17,283,947 shares of our common stock in a registered direct offering, or the Registered Direct, at a purchase price of $0.81 per share, which was the consolidated closing bid price of the our common stock on October 11, 2016, the date that we entered into the definitive purchase agreements with the investors in the offering. The investors in the Registered Direct consisted of the following "related parties," each of which was an executive officer, director and/or greater than 5% stockholder immediately prior to the Registered Direct:

Investor	Shares Purchased	Aggregate Share Purchase Price
J.R. Hyde III	7,716,049	$6,249,999.69
The Pyramid Peak Foundation	7,716,049	$6,249,999.69
Jack W. Schuler	1,234,567	$999,999.27
Formanek Investment Trust	370,370	$299,999.70
Robert J. Wills	123,456	$99,999.36
Marc S. Hanover	123,456	$99,999.36

            The share and per share information provided above has not been retroactively adjusted to give effect to the Reverse Stock Split.

            The Board of Directors appointed a Special Committee of the Board of Directors, consisting of Mr. Glass, and Drs. Carter, Robinson and Neil, who are disinterested and independent directors, to review and evaluate the Registered Direct and any other alternative transaction to the Registered Direct, and delegated to the Special Committee the exclusive power and authority to consider, negotiate, disapprove or approve the Registered Direct, which Special Committee ultimately determined to approve. Likewise, as a result of the participation of related parties in the Registered Direct, the Registered Direct was reviewed and pre-approved by the Audit Committee in accordance with our related party transactions policy.

Indemnity Agreements

            GTx has entered into indemnity agreements with each of its current directors and certain of its executive officers to give such directors and officers additional contractual assurances regarding the scope of the indemnification set forth in GTx's charter and bylaws and to provide additional procedural protections.

OTHER MATTERS

            The Board of Directors, at the time of the preparation of this proxy statement, knows of no business to come before the meeting other than that referred to herein. If any other business should properly come before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with his best judgment.

By Order of the Board of Directors,

Henry P. Doggrell Vice President, Chief Legal Officer and Secretary

Memphis, Tennessee
March 31, 2017

. Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Daylight Time, on May 10, 2017. Vote by Internet • Go to www.envisionreports.com/GTXI • Or scan the QR code with your smartphone; and • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal No. 1, FOR Proposal Nos. 2 and 3, and every 3 YRS for Proposal No. 4. + Proposal No. 1: To elect the three nominees for Class I director named below to serve until the 2020 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. For Withhold For Withhold For Withhold 01 - Marc S. Hanover 02 - Garry A. Neil 03 - Kenneth S. Robinson For Against Abstain 3 Yrs2 Yrs 1 Yr Abstain Proposal No. 2: To ratify the appointment of Ernst & Young LLP as GTx’s independent registered public accounting firm for the fiscal year ending December 31, 2017. Proposal No. 4: To vote, on an advisory basis, for the preferred frequency of an advisory vote on the compensation of GTx’s named executive officers. For Against Abstain Proposal No. 3: To approve, on an advisory basis, the compensation of GTx’s named executive officers as disclosed in the accompanying proxy statement. B Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 02KHYA Annual Meeting Proxy Card X IMPORTANT ANNUAL MEETING INFORMATION

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — GTx, Inc. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF GTX, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 11, 2017. The undersigned hereby appoints Henry P. Doggrell and Jason T. Shackelford, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of GTx, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of GTx, Inc. to be held at the Toyota Center, 175 Toyota Plaza, Memphis, Tennessee 38103, on Thursday, May 11, 2017 at 3:00 p.m. Central Daylight Time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting. UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL NO. 1, FOR PROPOSAL NOS. 2 AND 3, AND EVERY 3 YRS FOR PROPOSAL NO. 4, AS MORE SPECIFICALLY DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. IN THEIR DISCRETION, THE PROXIES OF THE UNDERSIGNED ARE AUTHORIZED TO VOTE UPON ANY AND ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THANK YOU FOR VOTING (Items to be voted appear on reverse side.) Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 11, 2017 at the Toyota Center, 175 Toyota Plaza, Memphis, Tennessee 38103. The proxy statement and annual report to stockholders are available at www.edocumentview.com/GTXI.

. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal No. 1, FOR Proposal Nos. 2 and 3, and every 3 YRS for Proposal No. 4. + Proposal No. 1: To elect the three nominees for Class I director named below to serve until the 2020 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. For Withhold For Withhold For Withhold 01 - Marc S. Hanover 02 - Garry A. Neil 03 - Kenneth S. Robinson For Against Abstain 3 Yrs2 Yrs 1 Yr Abstain Proposal No. 2: To ratify the appointment of Ernst & Young LLP as GTx’s independent registered public accounting firm for the fiscal year ending December 31, 2017. Proposal No. 4: To vote, on an advisory basis, for the preferred frequency of an advisory vote on the compensation of GTx’s named executive officers. For Against Abstain Proposal No. 3: To approve, on an advisory basis, the compensation of GTx’s named executive officers as disclosed in the accompanying proxy statement. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 02KHZA Annual Meeting Proxy Card X IMPORTANT ANNUAL MEETING INFORMATION

. q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — GTx, Inc. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF GTX, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 11, 2017. The undersigned hereby appoints Henry P. Doggrell and Jason T. Shackelford, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of GTx, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of GTx, Inc. to be held at the Toyota Center, 175 Toyota Plaza, Memphis, Tennessee 38103, on Thursday, May 11, 2017 at 3:00 p.m. Central Daylight Time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting. UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL NO. 1, FOR PROPOSAL NOS. 2 AND 3, AND EVERY 3 YRS FOR PROPOSAL NO. 4, AS MORE SPECIFICALLY DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. IN THEIR DISCRETION, THE PROXIES OF THE UNDERSIGNED ARE AUTHORIZED TO VOTE UPON ANY AND ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THANK YOU FOR VOTING (Items to be voted appear on reverse side.) Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 11, 2017 at the Toyota Center, 175 Toyota Plaza, Memphis, Tennessee 38103. The proxy statement and annual report to stockholders are available at www.edocumentview.com/GTXI.